File Nos. 333-21821, 811-08055

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2006

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 [   ]
Pre-Effective Amendment No.__ [   ]

Post-Effective Amendment No. 15 [X]

and
Registration Statement Under the Investment Company Act of 1940 [   ]

Amendment No. 17 [X]

(Check appropriate box or boxes.)

TIAA-CREF Mutual Funds
730 Third Avenue
New York, New York 10017
(800) 842-2733
 (REGISTRANT'S EXACT NAME, ADDRESS AND TELEPHONE NUMBER)

Stewart P. Greene, Esq.
TIAA-CREF Mutual Funds
730 Third Avenue
New York, New York 10017
 (NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D. C. 20004-2415

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b)

[X]	On May 1, 2006 pursuant to paragraph (b)

[_]	60 days after filing pursuant to paragraph (a) (1)
[_]	75 days after filing pursuant to paragraph (a) (2)

[_]	On (date) pursuant to paragraph (a) (1)

[_]	On (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: shares of an open-end management investment company.

PROSPECTUS

MAY 1, 2006

TIAA-CREF
MUTUAL FUNDS

•	International Equity Fund	•	Bond Plus Fund

•	Growth Equity Fund	•	Short-Term Bond Fund

•	Growth & Income Fund	•	High-Yield Bond Fund

•	Equity Index Fund	•	Tax-Exempt Bond Fund

•	Social Choice Equity Fund	•	Money Market Fund

•	Managed Allocation Fund

PLEASE NOTE: In connection with the proposed reorganization of each series of the TIAA-CREF Mutual Funds (the “Funds”) into a corresponding series of the TIAA-CREF Institutional Mutual Funds, each Fund is closed to new investors.

Investors that have not previously established an account for a Fund may not open new accounts for that Fund. However, existing shareholders of a Fund may purchase additional Fund shares.

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

IMPORTANT NOTICE

REORGANIZATION OF SERIES OF TIAA-CREF MUTUAL FUNDS INTO CORRESPONDING SERIES OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

          The Board of Trustees of TIAA-CREF Mutual Funds has approved submitting to shareholders of each series of the funds (each, a “Retail Fund”) an Agreement and Plan of Reorganization and Termination (the “Plan”). Under the Plan, each Retail Fund would transfer all of its assets and liabilities to the corresponding series of the TIAA-CREF Institutional Mutual Funds (each, a “TIAA-CREF Fund”), as shown in the table below. If Retail Fund shareholders approve the Plan, they will receive shares of the corresponding TIAA-CREF Fund equal in value to their shares in the Retail Fund on the date of the transfer. Each Retail Fund then would cease operations and any of its remaining assets would be liquidated shortly thereafter.

RETAIL FUND	to	TIAA-CREF FUND

TIAA-CREF International Equity Fund		TIAA-CREF Institutional International Equity Fund
TIAA-CREF Growth Equity Fund		TIAA-CREF Institutional Large-Cap Growth Fund
TIAA-CREF Growth & Income Fund		TIAA-CREF Institutional Growth & Income Fund
TIAA-CREF Equity Index Fund		TIAA-CREF Institutional Equity Index Fund
TIAA-CREF Social Choice Equity Fund		TIAA-CREF Institutional Social Choice Equity Fund
TIAA-CREF Managed Allocation Fund		TIAA-CREF Institutional Managed Allocation Fund II
TIAA-CREF Bond Plus Fund		TIAA-CREF Institutional Bond Plus Fund II
TIAA-CREF Short-Term Bond Fund		TIAA-CREF Institutional Short-Term Bond Fund II
TIAA-CREF High-Yield Bond Fund		TIAA-CREF Institutional High-Yield Fund II
TIAA-CREF Tax-Exempt Bond Fund		TIAA-CREF Institutional Tax-Exempt Bond Fund II
TIAA-CREF Money Market Fund		TIAA-CREF Institutional Money Market Fund

          A special shareholders meeting will be held on or about August 8, 2006, for shareholders of record of each Retail Fund as of May 18, 2006, to vote on the Plan. If the Plan is approved for a Retail Fund, it is anticipated that the reorganization will occur by the end of the third quarter of 2006. If a reorganization is approved for a Retail Fund, all sales of shares of that Fund (including the reinvestment of dividends and automatic investments) are expected to be suspended shortly before the consummation of the reorganization to facilitate the transfer of the Retail Fund’s assets to the corresponding TIAA-CREF Fund.

          More information about the proposed reorganizations will be provided in a proxy statement/prospectus and other materials that will be mailed to each Retail Fund shareholder.

TIAA-CREF Mutual Funds Prospectus  |  1

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

Investment Objectives, Strategies and Risks

          TIAA-CREF Mutual Funds has 11 investment portfolios, divided into several categories reflecting different investment management techniques. They are:

Active Equity Funds:

•	International Equity Fund

•	Growth Equity Fund

•	Growth & Income Fund

Index Fund:

•	Equity Index Fund

Specialty Fund:

•	Social Choice Equity Fund

Balanced Fund:

•	Managed Allocation Fund

Fixed-Income and Money Market Funds:

•	Bond Plus Fund

•	Short-Term Bond Fund

•	High-Yield Bond Fund

•	Tax-Exempt Bond Fund

•	Money Market Fund

          General Risks of Investing in the Funds

          You can lose money by investing in any of these funds, or the funds could underperform other investments. In particular, the funds are subject to the following general risks:

•	Market Risk—The risk that the price of securities may decline in response to general market and economic conditions or events.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

•

Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

2  |  Prospectus TIAA-CREF Mutual Funds

Growth & Income Fund and Growth Equity Fund are subject to:

•	Style Risk—The risk that securities representing either a growth investing style or value investing style may be out of favor in the marketplace for various periods of time.

•

Growth Investing Risk—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Equity Index Fund and Social Choice Equity Fund are subject to:

•	Index Risk—This is the risk that a fund’s performance will not match its index for any period of time.

          For any fixed-income investments, the funds could be subject to the following additional risks:

•	Interest Rate Risk—Bond or stock prices may decline or a fund’s income may fall if interest rates change.

•	Credit Risk (a type of Company Risk)—A decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Prepayment and Extension Risk—The risk of a decline in value arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

          Special risks associated with particular funds are discussed in the following fund summaries, and more information about the risks identified above is provided in “More About Risks” below.

          An investment in TIAA-CREF Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          International Equity Fund

          Investment Objective: The fund seeks favorable long-term returns, mainly through capital appreciation.

          Principal Investment Strategies: The fund invests at least 80% of its assets in equity securities of foreign issuers. The fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks and let the fund’s country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the fund’s sector and country exposure against the fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The fund may invest in emerging markets to varying degrees, depending on the prevalence of stock-specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

TIAA-CREF Mutual Funds Prospectus  |  3

          Special Investment Risks: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. This risk may be even more pronounced for investments in issuers located in emerging market countries. The fund may sometimes hold a significant amount of stock of small or medium-sized, companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for investors who seek above-average long-term returns, mainly through capital appreciation, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing.

          Growth Equity Fund

          Investment Objective: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks.

          Principal Investment Strategies: The fund invests at least 80% of its assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The portfolio managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The fund may invest up to 20% of its total assets in foreign investments. The fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund’s benchmark index, the Russell 1000® Growth Index (Russell 1000® is a trademark and a service mark of the Frank Russell Company). This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the fund remain fully invested in stocks at all times.

          Special Investment Risks: The fund is subject to market risk, company risk and foreign investment risk. It is also subject to special risks of growth investing. Funds investing in securities of large companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. This means the

4  |  Prospectus TIAA-CREF Mutual Funds

fund will probably be more volatile than the overall stock market. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for investors who are looking for long-term return, mainly through capital appreciation, but are willing to tolerate fluctuations in value.

          Growth & Income Fund

          Investment Objective: The fund seeks a favorable long-term return through capital appreciation and investment income.

          Principal Investment Strategies: The fund invests at least 80% of its assets in: (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. The fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund’s benchmark index, the S&P 500® Index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the fund remain fully invested in stocks at all times.

          Special Investment Risks: The fund is subject to market risk, company risk and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for investors who want capital appreciation and current income but who also can accept the risk of market fluctuations.

          Equity Index Fund

          Investment Objective: The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

          Principal Investment Strategies: The fund is designed to track U.S. equity markets as a whole and invest in stocks in the Russell 3000® Index. The fund uses

TIAA-CREF Mutual Funds Prospectus  |  5

a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.

          Special Investment Risks: The fund is subject to substantial market risk and modest company risk. While the fund attempts to closely track the Russell 3000® Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index. The fund may sometimes hold a significant amount of stock of small- or medium-sized, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index.

          Social Choice Equity Fund

          Investment Objective: The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

          Principal Investment Strategies: The fund invests primarily in equity securities that meet its social criteria. The fund attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index, while investing only in companies whose activities are consistent with the fund’s social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.’s (“KLD”) Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria.

          Special Investment Risks: The fund is subject to market risk, company risk and moderate index risk. In addition, because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as the funds that don’t use such criteria. The fund is also exposed to the risks of investing in equity securities of small companies. These securities may experience steeper price fluctuations than the securities of larger companies. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for investors who seek a favorable long-term return through an equity investment that is generally broad-based but excludes companies that engage in certain activities.

          Managed Allocation Fund

          Investment Objective: The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

          Principal Investment Strategies: The Managed Allocation Fund is a “fund of funds,” which means that its portfolio primarily consists of investments in other mutual funds (“underlying funds”). The fund may invest in shares of underlying

6  |  Prospectus TIAA-CREF Mutual Funds

funds such as (1) the TIAA-CREF Mutual Funds’ other investment funds, (2) Retail Class shares of the TIAA-CREF Institutional Mutual Funds, which are affiliated funds of the TIAA-CREF Mutual Funds, and (3) other mutual funds that may be selected by the Board of Trustees from time to time. Generally, the fund will seek to meet its objective by investing as follows:

•

approximately 55 percent of its net assets in mutual funds that invest primarily in equity securities (“equity funds”), such as the Growth Equity Fund, International Equity Fund, Growth & Income Fund, TIAA-CREF Institutional Large-Cap Value Fund, and the TIAA-CREF Institutional Small-Cap Equity Fund,

•	up to 5 percent of its net assets in mutual funds that invest primarily in real estate securities (“real estate funds”), such as the TIAA-CREF Institutional Real Estate Securities Fund, and

•

approximately 40 percent of its net assets in mutual funds that invest primarily in fixed-income securities (“fixed-income funds”), such as the Bond Plus Fund, Short-Term Bond Fund, High-Yield Bond Fund, and the TIAA-CREF Institutional Inflation-Linked Bond Fund.

          When the managers believe that changes in financial and economic conditions affect the relative attractiveness of the markets in which the equity and fixed-income funds are invested, they may adjust the fund’s percentage holdings of these underlying funds up or down by up to 5%.

          Special Investment Risks: The fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including market risk, company risk, risks associated with investment in real estate, foreign investment risk, interest rate risk, credit risk, and prepayment and extension risk. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The fund is suitable for investors with medium- to long-term time horizons and who seek capital appreciation and investment income through broad diversification.

          Bond Plus Fund

          Investment Objective: The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

          Principal Investment Strategies: The fund’s portfolio is divided into two segments. The first segment, which makes up at least 75% of the fund, is invested primarily in a broad range of the debt securities in the Lehman Brothers U.S. Aggregate Index. The majority of this segment is invested in U.S. Treasury and agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The fund is managed to track the duration of the Lehman Index. The fund holds mainly investment-grade securities rated in the top four credit categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“Standard & Poor’s”). The fund will overweight or underweight

TIAA-CREF Mutual Funds Prospectus  |  7

individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund’s second segment seeks enhanced returns through investments in illiquid securities (such as private placements) or non-investment-grade securities, but investments in illiquid securities will not be more than 15 percent of the fund’s net assets.

          Special Investment Risks: The fund is subject to interest rate risk, credit risk, current income risk and prepayment and extension risk. As with any mutual fund, you can lose money by investing in this fund.

          Non-investment-grade securities (also called “high-yield” or “junk” bonds) involve higher risks than investment-grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. The fund’s investments in illiquid securities may be difficult to sell for their fair market value.

          Who may want to invest: The fund may be appropriate for more conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

          Short-Term Bond Fund

          Investment Objective: The fund seeks high current income consistent with preservation of capital.

          Principal Investment Strategies: The fund invests primarily in a broad range of investment-grade debt securities that make up the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. These are primarily U.S. Treasury and agency securities and corporate bonds with 1–5 year maturities. The fund can also hold domestic and foreign corporate bonds, debentures, notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The fund is managed to track the duration of the Lehman Index. The fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years. The fund may overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index, or hold securities not in the index, depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns.

          Special Investment Risks: The fund is subject to interest rate risk, credit risk, current income risk and prepayment and extension risk. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

          High-Yield Bond Fund

          Investment Objective: The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

8  |  Prospectus TIAA-CREF Mutual Funds

          Principal Investment Strategies: The fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80% of its assets in bonds, including debt and fixed-income securities, rated lower than investment grade (and their unrated equivalents) —often called “junk bonds.” Most of these investments will be rated in the BB or B categories by Standard & Poor’s or in the Ba or B categories by Moody’s. The fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated below B- and illiquid securities. The fund can also hold U.S. Treasury and agency securities whenever suitable corporate securities are not available or we want to increase the fund’s liquidity. Up to 20% of the fund’s assets can be invested in securities of foreign issuers. Investments in illiquid securities will never be more than 15% of the fund’s assets. The securities the fund owns will usually have maturities of ten years or less.

          Special Investment Risks: The fund is subject to interest rate risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. This fund entails a significantly higher level of risk of loss of invested funds than bond funds that do not invest primarily in lower-rated debt securities.

          Issuers of “junk bonds” are typically in weak financial or operational health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk bond” markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

          Current income risk can also be significant for this fund. The fund’s investments in illiquid securities may be difficult to sell for their fair market value. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for less conservative investors who seek high current income and capital appreciation, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

TIAA-CREF Mutual Funds Prospectus  |  9

          Tax-Exempt Bond Fund

          Investment Objective: The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

          Principal Investment Strategies: The fund invests primarily in investment-grade municipal securities, the interest on which is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes). Under normal market conditions, the fund invests at least 80% of its assets in tax-exempt bonds. It can invest up to 20% of its assets in private activity bonds. The fund invests in intermediate- and long-term securities with remaining maturities at the time of purchase from approximately 8 to 12 years. We expect the fund to maintain an average duration of approximately 7 years. The fund may invest up to 20% of its assets in non-investment-grade securities such as “junk bonds” or in non-rated securities.

          Special Investment Risks: The fund is subject to interest rate risk. Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable-income-bearing securities. Non-investment-grade securities involve higher risks than investment-grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. As with any mutual fund, you can lose money by investing in this fund.

          Who may want to invest: The fund may be appropriate for investors who seek tax-free income and a modest amount of capital appreciation and can assume a level of risk similar to that of a traditional bond fund.

          Money Market Fund

          Investment Objective: The fund seeks high current income consistent with maintaining liquidity and preserving capital.

          Principal Investment Strategies: The fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments.

          Special Investment Risks: The fund is subject to current income volatility —that is, the income received by the fund may decrease as a result of a decline in interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

          Who may want to invest: The fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity and are willing to accept returns that are lower than those offered by longer-term investments.

10  |  Prospectus TIAA-CREF Mutual Funds

PAST PERFORMANCE

          The bar charts and performance table help illustrate some of the risks of investing in the funds, and how investment performance varies. The bar charts show each fund’s performance, before taxes, in each full calendar year since inception. Below each bar chart we note the best and worst returns for a calendar quarter since inception of the fund. The performance table shows each fund’s returns (before and after taxes) over the 2005 calendar year and since inception, for the five-year period from 2001 through 2005 for those funds with five years of performance returns, and how those returns compare to those of broad-based securities market indexes. How the funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

INTERNATIONAL EQUITY FUND

Best quarter: 36.65%, for the quarter ended December 31, 1999. Worst quarter: –20.18%, for the quarter ended September 30, 2002.

GROWTH & INCOME FUND

Best quarter: 22.99%, for the quarter ended December 31, 1998. Worst quarter: –16.54%, for the quarter ended September 30, 2002.

GROWTH EQUITY FUND

Best quarter: 28.36%, for the quarter ended December 31, 1998. Worst quarter: –22.69%, for the quarter ended March 31, 2001.

EQUITY INDEX FUND

Best quarter: 16.06%, for the quarter ended June 30, 2003. Worst quarter: –17.00%, for the quarter ended September 30, 2002.

TIAA-CREF Mutual Funds Prospectus   |  11

SOCIAL CHOICE EQUITY FUND

Best quarter: 16.43%, for the quarter ended June 30, 2003. Worst quarter: –16.41%, for the quarter ended September 30, 2002.

BOND PLUS FUND

Best quarter: 5.11%, for the quarter ended September 30, 2002. Worst quarter: –2.42%, for the quarter ended June 30, 2004.

MANAGED ALLOCATION FUND

Best quarter: 14.01%, for the quarter ended December 31, 1998. Worst quarter: –9.43%, for the quarter ended March 31, 2001.

SHORT-TERM BOND FUND

Best quarter: 4.10% for the quarter ended September 30, 2001. Worst quarter: –1.71%, for the quarter ended June 30, 2004.

12  |   Prospectus TIAA-CREF Mutual Funds

HIGH-YIELD BOND FUND

Best quarter: 8.35%, for the quarter ended June 30, 2003. Worst quarter: –5.57%, for the quarter ended June 30, 2002.

MONEY MARKET FUND

Best quarter: 1.63%, for the quarter ended December 31, 2000. Worst quarter: 0.20%, for the quarter ended March 31, 2004.

TAX-EXEMPT BOND FUND

Best quarter: 5.29%, for the quarter ended September 30, 2002. Worst quarter: –2.41%, for the quarter ended June 30, 2004.

TIAA-CREF Mutual Funds Prospectus  |  13

AVERAGE ANNUAL TOTAL RETURNS (Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Five Years (January 1, 2001 to December 31, 2005)	Since Inception to December 31, 2005

INTERNATIONAL EQUITY FUND
(Inception—September 2, 1997)
Return Before Taxes	14.23%	3.80%	6.94%
Return After Taxes on Distributions	14.10%	3.53%	6.13%
Return After Taxes on Distributions and Sale of Fund Shares	9.67%	3.18%	5.71%
MSCI EAFE® Index	13.54%	4.60%	5.74%

GROWTH EQUITY FUND
(Inception—September 2, 1997)
Return Before Taxes	5.24%	-5.10%	2.21%
Return After Taxes on Distributions	5.17%	-5.22%	1.72%
Return After Taxes on Distributions and Sale of Fund Shares	3.49%	-4.30%	1.80%
Russell 1000® Growth Index	5.26%	-3.58%	2.92%

GROWTH & INCOME FUND
(Inception—September 2, 1997)
Return Before Taxes	6.26%	-0.69%	5.60%
Return After Taxes on Distributions	6.07%	-0.95%	5.04%
Return After Taxes on Distributions and Sale of Fund Shares	4.31%	-0.69%	4.62%
S&P 500® Index	4.91%	0.54%	5.61%

EQUITY INDEX FUND
(Inception—April 3, 2000)
Return Before Taxes	5.84%	1.39%	-0.88%
Return After Taxes on Distributions	5.61%	0.95%	-1.29%
Return After Taxes on Distributions and Sale of Fund Shares	4.11%	1.01%	-0.92%
Russell 3000® Index	6.12%	1.58%	-0.76%

SOCIAL CHOICE EQUITY FUND
(Inception—April 3, 2000)
Return Before Taxes	6.52%	1.48%	-0.44%
Return After Taxes on Distributions	6.32%	1.18%	-0.76%
Return After Taxes on Distributions and Sale of Fund Shares	4.50%	1.13%	-0.52%
Russell 3000® Index	6.12%	1.58%	-0.76%

14  |   Prospectus TIAA-CREF Mutual Funds

AVERAGE ANNUAL TOTAL RETURNS (Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Five Years (January 1, 2001 to December 31, 2005)	Since Inception to December 31, 2005

MANAGED ALLOCATION FUND
(Inception—September 2, 1997)
Return Before Taxes	5.24%	2.78%	6.26%
Return After Taxes on Distributions	4.29%	1.46%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	3.53%	1.62%	4.59%
MSCI EAFE® Index	13.54%	4.60%	5.74%
Russell 3000® Index	6.12%	1.58%	5.99%
Lehman Brothers U.S. Aggregate Index	2.43%	5.87%	6.35%
Composite Index (12% MSCI EAFE®Index, 48% Russell 3000® Index and 40% Lehman Brothers U.S. Aggregate Index)	5.68%	4.18%	6.77%

BOND PLUS FUND
(Inception—September 2, 1997)
Return Before Taxes	2.42%	5.90%	6.39%
Return After Taxes on Distributions	0.89%	3.79%	4.05%
Return After Taxes on Distributions and Sale of Fund Shares	1.58%	3.79%	4.02%
Lehman Brothers U.S. Aggregate Index	2.43%	5.87%	6.35%

SHORT-TERM BOND FUND
(Inception—April 3, 2000)
Return Before Taxes	1.47%	4.67%	5.42%
Return After Taxes on Distributions	0.22%	3.04%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	0.95%	3.02%	3.54%
Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index	1.44%	4.71%	5.40%

HIGH-YIELD BOND FUND
(Inception—April 3, 2000)
Return Before Taxes	2.72%	7.80%	7.35%
Return After Taxes on Distributions	0.20%	4.59%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	1.74%	4.67%	4.20%
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	3.41%	8.56%	7.28%

TIAA-CREF Mutual Funds Prospectus  |  15

AVERAGE ANNUAL TOTAL RETURNS (Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Five Years (January 1, 2001 to December 31, 2005)	Since Inception to December 31, 2005

TAX-EXEMPT BOND FUND
(Inception—April 3, 2000)
Return Before Taxes	2.12%	5.61%	6.22%
Return After Taxes on Distributions	2.04%	5.29%	5.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.72%	5.24%	5.81%
Lehman Brothers 10-Year Municipal Bond Index	2.74%	5.44%	6.16%

MONEY MARKET FUND
(Inception—September 2, 1997)
Return Before Taxes	3.02%	2.15%	3.52%
iMoneyNet Money Fund Report AveragesTM—All Taxable Index	2.66%	1.81%	3.16%

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

          Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or individual retirement accounts.

          The benchmark indices reflect no deductions for fees, expenses or taxes.

          For the Money Market Fund’s most current 7-day yield, please call us at 800 223-1200.

FEES AND EXPENSES

          This table describes the fees and expenses that you pay if you buy and hold shares of the funds. The TIAA-CREF Mutual Funds do not have a 12b-1 fee.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Annual Low-Balance Account Fee	0%

16  |  Prospectus TIAA-CREF Mutual Funds

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

	Management Fee	Other Expenses	Total Fund Operating Expenses

International Equity Fund	0.49%	0	0.49%
Growth Equity Fund	0.45%	0	0.45%
Growth & Income Fund	0.43%	0	0.43%
Equity Index Fund	0.26%	0	0.26%
Social Choice Equity Fund	0.27%	0	0.27%
Managed Allocation Fund	0.00%[1]	0	0.00%
Bond Plus Fund	0.30%	0	0.30%
Short-Term Bond Fund	0.30%	0	0.30%
High-Yield Bond Fund	0.34%	0	0.34%
Tax-Exempt Bond Fund	0.30%	0	0.30%
Money Market Fund	0.29%	0	0.29%

[1]

Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests.The expenses in the table are based on the fund’s allocations during 2005. Based on these allocations, the fund’s underlying fund expenses are expected to be 0.49% of the fund’s average daily net assets.

          Example

          This example is intended to help you compare the cost of investing in the TIAA-CREF Mutual Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

International Equity Fund	$50	$157	$274	$616
Growth Equity Fund	$46	$144	$252	$567
Growth & Income Fund	$44	$138	$241	$542
Equity Index Fund	$27	$84	$146	$331
Social Choice Equity Fund	$28	$87	$152	$343
Managed Allocation Fund[2]	$50	$157	$274	$616
Bond Plus Fund	$31	$97	$169	$381
Short-Term Bond Fund	$31	$97	$169	$381
High-Yield Bond Fund	$35	$109	$191	$431
Tax-Exempt Bond Fund	$31	$97	$169	$381
Money Market Fund	$30	$93	$163	$368

[2]

The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on the fund’s allocations during 2005.

TIAA-CREF Mutual Funds Prospectus  |  17

MORE INFORMATION ABOUT THE FUNDS

          Each fund is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. The following section provides more information about the investment objectives, principal investment strategies and techniques each fund uses to accomplish its objective, the principal types of securities each fund plans to purchase, and the risks involved in an investment in a fund. These objectives, policies and techniques are not fundamental and may be changed by the Board of Trustees without shareholder approval. However, we will notify you of any significant changes. For more details about the funds’ policies and restrictions, see the Statement of Additional Information (SAI).

          There is no guarantee that any fund will meet its investment objective.

          Each of the following funds has a policy of investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by the fund’s name: International Equity Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Plus Fund, Short-Term Bond Fund and High-Yield Bond Fund. Each of these funds will provide its respective shareholders with at least 60 days’ prior notice before making changes to its policy. Tax-Exempt Bond Fund has a fundamental policy to invest at least 80% of its assets in tax-exempt bonds that may only be changed by a vote of fund shareholders.

          Each fund may, for temporary defensive purposes, invest some or all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          For complete information about the general risks of investing in the funds, see “More about Risks” below.

ACTIVE EQUITY FUNDS

          The International Equity Fund

          The International Equity Fund invests at least 80% of its assets in equity securities of foreign issuers. The fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks and let the fund’s country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the fund’s sector and country exposure against the fund’s benchmark index, the MSCI EAFE® Index, in order to control risk. The fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

          The fund looks for companies of all sizes with:

•	sustainable earnings growth;

18  |  Prospectus TIAA-CREF Mutual Funds

•	focused management with successful track records;

•	unique and easy to understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

          The fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the fund remain fully invested in stocks at all times.

          Special Investment Risks: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

          Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

          The Growth Equity Fund

          The Growth Equity Fund invests at least 80% of its assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The portfolio

TIAA-CREF Mutual Funds Prospectus  |  19

managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The fund may invest up to 20% of its total assets in foreign investments. The fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund’s benchmark index, the Russell 1000® Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the fund remain fully invested in stocks at all times.

          Special Investment Risks: The fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this fund.

          The Growth & Income Fund

          The Growth & Income Fund invests at least 80% of its assets in: (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. The fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in

20  |  Prospectus TIAA-CREF Mutual Funds

portfolio construction. Quantitative investment techniques may also be utilized to help the fund remain fully invested in stocks at all times.

          Special Investment Risks: The fund is subject to market risk, company risk and modest foreign investment risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. Further, by focusing on the securities of larger companies, the fund may have fewer opportunities to identify securities that the market misprices and these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this fund.

INDEX FUND

          The Equity Index Fund

          The Equity Index Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000® Index, a broad market index.

          The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000® Index. The Equity Index Fund uses indexing, a strategy that seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track its benchmark index. As part of its indexing strategy, the Equity Index Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          Using the Russell 3000® Index is not fundamental to the fund’s investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.

          Special Investment Risks: The Equity Index Fund is subject to substantial market and index risk as well as modest company risk. Although the fund attempts to closely track the investment performance of the Russell 3000® Index, it does not duplicate the composition of the index and is subject to certain investment and operating expense, which the index does not have. Therefore, the fund cannot guarantee that its performance will match the Russell Index for any period of time. Further, the fund is subject to more than moderate company risk. The prices of equity securities of smaller, lesser-known companies, which make up a small portion of the Russell 3000® Index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly traded.

TIAA-CREF Mutual Funds Prospectus  |  21

SPECIALTY FUND

          The Social Choice Equity Fund

          The Social Choice Equity Fund seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80% of the fund’s assets will be invested in common stocks that meet the fund’s social criteria.

          The fund attempts to track the return of the Russell 3000® Index, while investing only in companies whose activities are consistent with the fund’s social criteria. It does this primarily by investing in companies included in the KLD BMS Index1, which is a socially screened subset of companies in the Russell 3000 so that the fund’s portfolio approaches the overall investment characteristics of the Russell 3000.

          Companies that are currently excluded from the KLD BMS Index include:

•	Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

•	Companies that derive any revenues from gambling;

•	Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

•	Companies that derive significant revenues from the production of military weapons; and

•	Electric utilities that own interests in nuclear power plants.

          The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that

[1]

The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indices or KLD Indices are based.

22  |  Prospectus TIAA-CREF Mutual Funds

KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

•	Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;

•

Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

•	Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

•	Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

•	Corporate governance, including executive compensation, tax disputes, and accounting practices;

•

Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

•

Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

          The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2005 the KLD BMS Index comprised approximately 2,273 companies in the Russell 3000® Index that passed certain exclusionary and qualitative screens.

          The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. We will do our best to make sure the fund’s investments meet the social criteria, but we cannot guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

          The fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The fund may invest up to 15 percent of its assets in foreign securities.

          Special Investment Risks: The fund is subject to market risk, company risk and moderate index risk. In addition, because its social criteria exclude securities

TIAA-CREF Mutual Funds Prospectus  |  23

of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this fund.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

          In addition to the principal investment strategies for the equity funds listed above, the active equity, index, and specialty funds may invest in short-term money market debt securities and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. These funds also may invest up to 20% of their total assets in fixed-income securities and may also manage cash by investing in money market funds or other short-term investment company securities.

          Each of the active equity, index, and specialty funds may also buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. Where appropriate futures contacts do not exist, or if the funds deem advisable for other reasons, the funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The active equity, index, and specialty funds may also use ETFs for purposes other than cash management, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the funds invest in ETFs or other investment companies, the funds bear a proportionate share of expenses charged by the investment company in which they invest. To manage currency risk, these funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The funds can also invest in derivatives and other newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund’s investment objective and restrictions.

BALANCED FUND

          The Managed Allocation Fund

          The Managed Allocation Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The fund will pursue this goal through a “fund of funds” approach, whereby the fund will make investments primarily in other mutual funds. The fund may invest in shares of underlying funds such as (1) the TIAA-

24  |  Prospectus TIAA-CREF Mutual Funds

CREF Mutual Funds’ other investment funds, (2) Retail Class shares of the TIAA-CREF Institutional Mutual Funds, which are affiliated funds of the TIAA-CREF Mutual Funds, and (3) other mutual funds that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund may invest in underlying funds other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds may have different investment objectives and styles from those currently held by the fund and may change the risk profile of the fund. We will notify you where the addition of any underlying fund or funds will have a material effect on the composition of the fund’s investment portfolio.

          Generally, the fund will seek to meet its objective by investing (1) approximately 55% of its net assets in equity funds, (2) up to 5% of its net assets in real estate funds, and (3) approximately 40% of its net assets in fixed-income funds.

          The fund intends to invest in the following equity funds:

•

Growth Equity Fund, which invests primarily in a diversified portfolio of common stocks that present the opportunity for growth, such as stocks of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

•	International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

•

TIAA-CREF Institutional Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that appear undervalued by the market based on an evaluation of their potential worth. This fund is offered through a different prospectus.

•

TIAA-CREF Institutional Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation. This fund is offered through a different prospectus.

•

Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential. The fund may also invest in other affiliated equity funds.

          For the real estate securities component of its asset allocation strategy, the fund currently intends to invest in the TIAA-CREF Institutional Real Estate Securities Fund. The Real Estate Securities Fund invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). This fund is offered through a different prospectus.

          The fund intends to invest in the following fixed-income funds:

•	Bond Plus Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of

TIAA-CREF Mutual Funds Prospectus  |  25

which seeks enhanced returns through investments in illiquid or non-investment-grade securities.

•	Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and Agency securities, and corporate bonds with maturities from 1–5 years.

•

High-Yield Bond Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

•

TIAA-CREF Institutional Inflation-Linked Bond Fund. The Inflation-Linked Bond Fund invests primarily in U.S. Treasury Inflation-Indexed Securities, and can also invest in other inflation-linked bonds issued or guaranteed by the U.S. government or its agencies, and by corporations and foreign governments. This fund is offered through a different prospectus.

          The fund may also invest in other affiliated fixed-income funds.

          As a result of its investments in the underlying funds, the Managed Allocation Fund’s returns reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities, and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the managers believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in these funds up or down by up to 5%. At any given time the fund plans on holding between 0 to 5% of its net assets in real estate funds.

          The composition of the fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and longer-term bonds, the fund will increase its investments in the Short-Term Bond Fund. The fund will have less than 5% of assets in the High-Yield Bond Fund.

          The fund might sometimes be even more heavily weighted toward equities or fixed-income, if we believe market conditions warrant it. For example, we might increase the fund’s holdings in the fixed-income funds in periods where we believe the equity markets will decline.

          For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. We cannot guarantee that this strategy will be successful.

26  |  Prospectus TIAA-CREF Mutual Funds

          Special Investment Risks: The fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including market risk, company risk, foreign investment risk, interest rate risk and credit risk, and prepayment and extension risk. The fund’s investments in securities of issuers in the real estate industry, through its investment in the Real Estate Securities Fund, are also subject to the risks associated with the ownership of real estate, as well as the special risks associated with investing in equity and mortgage REITs. In addition, since the Real Estate Securities Fund can invest in fewer individual companies it may experience greater fluctuations in value and be subject to a greater risk of loss than investments in other mutual funds.

          It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the underlying funds in which it invests. That could create a conflict of interest between the Managed Allocation Fund and its underlying funds, in which case it could be difficult for the trustees and officers of the TIAA-CREF Mutual Funds to fulfill their fiduciary duties to each fund, since those individuals are also trustees and officers of the TIAA-CREF Institutional Mutual Funds. The Board believes it has structured each fund to avoid these concerns. However, it is still possible that proper action for the Managed Allocation Fund could sometimes hurt the interests of an underlying fund, or vice versa. If that happens, the funds’ advisor, Teachers Advisors, Inc. (“Teachers Advisors”), and the Board of Trustees and officers of the TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Mutual Funds’ Board and officers will in any case closely and continuously monitor each fund’s investments to avoid these concerns as much as possible.

FIXED-INCOME FUNDS

          The Bond Plus Fund

          The Bond Plus Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80% of the fund’s assets will be invested in bonds.

          The fund is managed to track the duration of the Lehman Brothers U.S. Aggregate Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2005, the duration of the Lehman Brothers U.S. Aggregate Index was 5.11 years. By keeping the fund’s duration close to the Lehman Index’s duration, the fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates.

          The fund’s portfolio is divided into two segments. The first segment, which makes up at least 75% of the fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and agency securities, corporate bonds, and mortgage-backed and

TIAA-CREF Mutual Funds Prospectus  |  27

asset-backed securities. The fund’s holdings are mainly high-quality securities rated in the top four credit categories by Moody’s or Standard & Poor’s, or that we determine are of comparable quality. The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman Index. This segment can make foreign investments, but we don’t expect them to exceed 15% of the fund’s assets. The fund can also invest in money market instruments.

          The other segment of the fund is invested in securities with special features, in an effort to improve the fund’s total return. This segment primarily will be invested in securities not in the benchmark, such as inflation-linked securities or in securities that may be illiquid and non-investment-grade securities (those rated Ba1 or lower by Moody’s or BB+ or lower by Standard & Poor’s). Currently this part of the fund has less than 5% of the fund’s assets, but if market conditions warrant it could grow as large as 25%. However, investments in illiquid securities will never be more than 15% of the fund’s assets.

          Special Investment Risks: The fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

          Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and Standard & Poor’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on our analysis of the issuer’s prospects. However, the fund will not purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We do not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

          The fund can hold illiquid securities. A risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

          The fund’s investments in mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to

28  |  Prospectus TIAA-CREF Mutual Funds

reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.

          The Short-Term Bond Fund

          The Short-Term Bond Fund seeks high current income consistent with preservation of capital. The fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. Normally, the fund invests at least 80% of its assets in U.S. Treasury and agency securities and corporate bonds with maturities from 1 to 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund may also invest in securities that are not in the index because we believe they offer the potential for superior returns.

          The fund generally seeks to maintain an average duration similar to that of its benchmark. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the fund close to the index’s duration, the fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates. As of March 31, 2006, the duration of the index was 2.4 years. The fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

          The Short-Term Bond Fund also may invest up to 15% of its assets in the securities of foreign issuers. The fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations (CMOs).

          Special Investment Risks: The fund is subject to interest rate risk and credit risk. In addition, mortgage-backed securities in which the fund may invest are subject to extension risk and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

          The High-Yield Bond Fund

          The High-Yield Bond Fund primarily seeks high current income and, when consistent with its primary objective, capital appreciation. The fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic

TIAA-CREF Mutual Funds Prospectus  |  29

and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by Standard & Poor’s, or in the Ba or B categories by Moody’s. The fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or B3, and securities having limited liquidity.

          The fund can make foreign investments, but we do not expect them to be over 20% of the fund’s assets. The fund can have up to 15% of its assets in illiquid securities. The fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities aren’t available, or when we want to build the fund’s liquidity.

          The premise of the High-Yield Bond Fund is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

•

Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations;

•	Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

•	Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

          Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

          Teachers Advisors, the fund’s investment adviser, may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (“TIAA”). While the fund believes that such sharing of information provides benefits to the fund and its shareholders, the fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it might otherwise do so, in order to comply with the federal securities laws.

          Special Investment Risks: The fund is subject to interest rate risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income-

30  |  Prospectus TIAA-CREF Mutual Funds

bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. An investment in this fund is much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

          Issuers of “junk” bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

          The fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value.

          Current income risk can also be significant for this fund.

          The Tax-Exempt Bond Fund

          The Tax-Exempt Bond Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Under normal market conditions, the fund invests at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax. The fund may invest in other municipal securities including other bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes).

          We pursue superior returns using yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued. We generally seek to maintain an average duration in the fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

          Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works. Municipal securities include private activity bonds, municipal leases, certificates of participation, municipal obligation components and municipal custody receipts.

          The fund can invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to fund private,

TIAA-CREF Mutual Funds Prospectus  |  31

for-profit organizations. The interest on these securities (including the fund’s distribution of that interest) may be a preference item for purposes of the federal alternative minimum tax (AMT). The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

          The fund can also invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The fund’s investments in these securities are subject to prepayment and extension risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security, typically reducing the security’s value. Prepayment risk is the possibility that a decline in interest rates may cause the holders of the underlying mortgages to pay off their mortgage loans sooner than expected, causing the fund to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

          All of the fund’s assets are dollar-denominated securities. The fund may invest up to 20% of assets in unrated instruments and in lower-rated, higher-yielding securities, such as “junk” bonds.

          Special Investment Risks: The fund is subject to interest rate risk and credit risk. The fund also is subject to current income volatility and the related risk that falling interest rates will cause the fund’s income to fall as it invests assets at progressively lower rates. As with most income funds, the fund is subject to “call” risk arising from the possibility that during periods of declining interest rates, an issuer of a municipal obligation may call (i.e., retire) a high-yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

          Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income-bearing securities.

          Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate funds to enable it to make lease payments.

          This may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a low tax-bracket.

32  |  Prospectus TIAA-CREF Mutual Funds

ADDITIONAL INVESTMENT STRATEGIES FOR THE FIXED-INCOME FUNDS

          In addition to the principal investment strategies for the fixed-income funds listed above, the fixed-income funds can invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

          The fixed-income funds may use a trading technique called “mortgage rolls,” in which we “roll over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The fixed-income funds may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are designed to enhance a fund’s returns, but they do increase the fund’s portfolio turnover rate. However, we do not expect these techniques to significantly raise a fund’s capital gains. There are no commissions on purchases and sales of fixed-income securities, so increased trading will not raise the fund’s expenses.

          The fixed-income funds can invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, and interest-only mortgage-backed securities are particularly sensitive to prepayment risk, which may also include actual loss of invested funds.

          Each fixed-income fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the fixed-income funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

          The fixed-income funds can also invest in recently developed financial instruments, such as swaps and options on swaps (“swaptions”), so long as these are consistent with a fund’s investment objective and restrictions.

          The Money Market Fund

          The Money Market Fund seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

          The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund’s assets in securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

TIAA-CREF Mutual Funds Prospectus  |  33

          The fund will invest primarily in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign (dollar-denominated) companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9)

Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

          The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Money Market Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities” — that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

          Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk — that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to credit risk, interest rate risk, prepayment risk and extension risk. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

34  |  Prospectus TIAA-CREF Mutual Funds

          An investment in the Money Market Fund, like the other funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MORE ABOUT RISKS

          Risks of Investing in Equity Securities

          In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the funds that hold equity securities may increase or decrease.

          An investment in an equity, index, balanced, or specialty fund, or equity securities in general will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The funds that make foreign investments are subject to:
•

Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

TIAA-CREF Mutual Funds Prospectus  |  35

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

          Growth & Income Fund and Growth Equity Fund are subject to:

•

Style Risk—Funds that use an investing style entail the risk that equity securities representing the style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a fund’s investing style falls out of favor with investors for a period of time.

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Equity Index and Social Choice Equity Funds are subject to:

•

Index Risk—This is the risk that a fund’s performance will not match its index for any period of time. Although each index fund attempts to closely track the investment performance of its respective index, an index fund may not duplicate the exact composition of its index. In addition, unlike a fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an index fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the index funds can guarantee that its performance will match its index for any period of time.

          Risks of Investing in Fixed-Income and Money Market Securities

          An investment in a fixed-income or money market security will be subject to the following principal investment risks described below:

•

Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to

36  |  Prospectus TIAA-CREF Mutual Funds

the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a fund to lose its investment in the security.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase.

          Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a fund can result in losses to investors in the fund.

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

          MSCI EAFE® Index

          This is the benchmark index for the International Equity Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America — in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85% of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85% of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85% of the free float adjusted market capitalization of 21 developed countries around the world.

TIAA-CREF Mutual Funds Prospectus  |  37

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65% of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Russell 1000® Growth Index

          This is the benchmark index for the Growth Equity Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2005, the market capitalization of companies in the Russell 1000® Growth Index ranged from $897.6 million to $371.7 billion, with a mean market capitalization of $14.3 billion and a median market capitalization of $5.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          S&P 500® Index

          This is the benchmark index for the Growth & Income Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the large cap segment of the market, with over 80% coverage of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time.

          Russell 3000®Index

          This is the benchmark for the Social Choice Equity Fund and the Equity Index Fund. The Russell 3000® Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2005, the market capitalization of companies in the Russell 3000® Index ranged from $25.9 million to $371.7 billion, with a mean market capitalization of $5.1 billion and a median market capitalization of $1.01 billion. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

38  |  Prospectus TIAA-CREF Mutual Funds

          Lehman Brothers U.S. Aggregate Index

          This is the benchmark for the Bond Plus Fund. This index contains approximately 6,648 issues. The Lehman Brothers U.S. Aggregate Index represents publicly issued investment-grade fixed-rate non-convertible securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers U.S. Aggregate Index, the securities must have a minimum maturity of one year regardless of call features and a minimum par amount outstanding of $250 million. Asset-backed securities must have at least a $500 million deal size and $25 million tranche size. For commercial mortgage-backed securities, the original transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the current outstanding transaction size must be at least $300 million to remain in the index.

          Lehman Brothers U.S. Government/Credit (1-5 year) Index

          This is the benchmark for the Short-Term Bond Fund. The Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–5 year maturities that are publicly issued, dollar-denominated and non-convertible. To be selected for inclusion in the index, the securities must have at least 1 year to final maturity regardless of call features, and a minimum par amount of $250 million outstanding as well as an investment grade rating by at least two of the following agencies Moody’s, S&P, and Fitch.

          Merrill Lynch BB/B Cash Pay Issuer Constrained Index

          This is the benchmark for the High-Yield Bond Fund. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Moody’s, Standard and Poor’s and Fitch’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

          Lehman Brothers 10-Year Municipal Bond Index

          This is the benchmark for the Tax-Exempt Bond Fund. The Lehman Brothers 10-Year Municipal Bond Index is a market weighted index that tracks the performance of long-term, tax-exempt bonds (The market-weighted feature means that the return of a large security has a greater effect on the index’s return than the return of a smaller security). Bonds in the index must be fixed rate with at

TIAA-CREF Mutual Funds Prospectus  |  39

least one year to maturity, and rated investment grade (Baa3/BBB-) by at least two of the following agencies: Moody’s, S&P, and Fitch. Securities must have an outstanding par value of at least $7 million, and be issued as part of a transaction of at least $75 million. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives are excluded from the benchmark.

PORTFOLIO HOLDINGS

          A description of the funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the funds’ SAI.

PORTFOLIO TURNOVER

          A fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. None of the funds are subject to a specific limitation on portfolio turnover, and securities of each fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively managed funds will have higher portfolio turnover rates than the indexed funds. Also, certain trading strategies utilized by the fixed-income funds may increase portfolio turnover. The portfolio turnover rates of the funds during recent fiscal periods are included below under “Financial Highlights.”

TIAA-CREF MUTUAL FUNDS’ MANAGEMENT

          Teachers Advisors manages the assets of the TIAA-CREF Mutual Funds, under the supervision of the funds’ Board of Trustees (the Board). Teachers Advisors is a wholly owned indirect subsidiary of TIAA. It is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the 1940 Act. Teachers Advisors also manages the investments of TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Teachers Advisors also manage the investment accounts of the College Retirement Equities Fund. As of February 28, 2006, Teachers Advisors and Investment Management together had $188.05 billion of registered investment company assets under management. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.

          Teachers Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services needed for the day-to-day operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing,

40  |  Prospectus TIAA-CREF Mutual Funds

auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers and transfer agents.

          Under the terms of the Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors received the following annual fees based on average net assets during the fiscal year ended December 31, 2005:

Fund	Annual Advisory Fee Rate

International Equity Fund	0.49%
Growth Equity Fund	0.45%
Growth & Income Fund	0.43%
Equity Index Fund	0.26%
Social Choice Equity Fund	0.27%
Bond Plus Fund	0.30%
Short-Term Bond Fund	0.30%
High-Yield Bond Fund	0.34%
Tax-Exempt Bond Fund	0.30%
Money Market Fund	0.29%
Managed Allocation Fund	0.00%

          Teachers Advisors, at its own expense, compensates Teachers Personal Investors Services, Inc. (“TPIS”), a TIAA subsidiary, for distribution services in the amount of 0.40% of the aggregate amount of purchase payments received for fund shares. Teachers Advisors, directly, or TPIS may make cash payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as provide transaction processing or administrative services.

          A discussion regarding the basis for the Board’s approval of the Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors is available in the TIAA-CREF Mutual Funds’ Semiannual Report to shareholders for the six-month period ended June 30th. For a free copy, please call 800 223-1200, visit the funds’ website at www.tiaa-cref.org, or visit the SEC’s website at www.sec.gov.

TIAA-CREF Mutual Funds Prospectus  |  41

PORTFOLIO MANAGEMENT TEAMS

          Each fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the fund, with expertise in the area(s) applicable to the fund’s investments. The following is a list of members of the management teams primarily responsible for managing each fund’s investments, along with their relevant experience. The members of the team may change from time to time.

GROWTH EQUITY FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Susan Hirsch Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Jennison Associates – 2000 to 2005	0.7	30.10	0.7

Gregory B. Luttrell, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	15.3	20.9	3.4

GROWTH & INCOME FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Susan Kempler Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates –2005 to Present, Citigroup Asset Management – 1997 to 2005	1.2	18.7	1.2

INTERNATIONAL EQUITY FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Yumiko Miura Managing Director	Stock Selection – Asia/Pacific	Teachers Advisors, Inc., TIAA and its affiliates –1997 to Present	10.4	20.10	3.10

Christopher F. Semenuk Managing Director	Stock Selection – Europe	Teachers Advisors, Inc., TIAA and its affiliates –1993 to Present	12.9	18.9	8.8

42  |  Prospectus TIAA-CREF Mutual Funds

EQUITY INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates –2005 to Present, Mellon Capital Management – 1997 to 2005	1.2	14.10	0.9

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates –2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.10	19.3	1.8

SOCIAL CHOICE EQUITY FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates –2005 to Present, Mellon Capital Management – 1997 to 2005	1.2	14.10	0.9

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates –2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.10	19.3	1.6

>

TIAA-CREF Mutual Funds Prospectus  |  43

MANAGED ALLOCATION FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cunniff, CFA Director	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present, Morgan Stanley Investment Management – 2001 to 2006	0.2	13.10	0.0

Hans L. Erickson, CFA Managing Director	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 1996 to Present	10.1	17.9	0.0

Stephen MacDonald, CFA Director	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	8.2	8.2	1.5

Pablo Mitchell Associate	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Thomson Vestek – 2002 to 2003	1.4	2.10	0.0

BOND PLUS FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cerra Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1985 to Present	21.1	21.1	2.8

Richard W. Cheng Director	Fixed Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	8.9	15.0	4.5

Stephen Liberatore, CFA Director	Fixed Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Nationwide Mutual Insurance Company – 2003 to 2004, Protective Life Corporation – 1999 to 2002	1.9	11.10	1.10

Steven Raab, CFA Director	Fixed Income Security Selection – MBS, CMBS & ABS	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	12.6	14.9	2.1

44  |  Prospectus TIAA-CREF Mutual Funds

SHORT-TERM BOND FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cerra Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1985 to Present	21.1	21.1	2.8

Richard W. Cheng Director	Fixed Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	8.9	15.0	4.5

Stephen Liberatore, CFA Director	Fixed Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Nationwide Mutual Insurance Company – 2003 to 2004, Protective Life Corporation – 1999 to 2002	1.9	11.10	1.10

Steven Raab, CFA Director	Fixed Income Security Selection – MBS, CMBS & ABS	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	12.6	14.9	2.1

HIGH-YIELD BOND FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Michael J. Ainge, CFA Director	Fixed Income Security Selection – Research	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	7.10	13.10	5.8

Jean C. Lin, CFA Director	Fixed Income Security Selection – Research	Teachers Advisors, Inc., TIAA and its affiliates – 1994 to Present	11.10	11.10	4.7

Kevin R. Lorenz, CFA Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates–1987 to Present	18.9	18.9	6.0

John G. Morriss Director	Fixed Income Security Selection – Research	Teachers Advisors, Inc., TIAA and its affiliates – 1994 to Present	8.3	15.9	6.0

Richard J. Tanner, CFA Director	Fixed Income Security Selection – Research	Teachers Advisors, Inc., TIAA and its affiliates – 1996 to Present	9.9	17.8	2.8

TIAA-CREF Mutual Funds Prospectus  |  45

TAX-EXEMPT BOND FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Carmen M. Failla Director	Fixed Income Security Selection – Research/Trading	Teachers Advisors, Inc., TIAA and its affiliates –1996 to Present	9.9	13.10	6.0

Peter Scola Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates –1998 to Present	7.6	38.9	6.0

MONEY MARKET FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Michael F. Ferraro, CFA Director	Fixed Income Security Selection – Trader/ Research	Teachers Advisors, Inc., TIAA and its affiliates –1998 to Present	8.0	31.10	8.0

Joseph P. Rolston Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates –1984 to Present	21.7	27.3	8.8

Steven I. Traum Managing Director	Fixed Income Security Selection – Trader/Research; Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1983 to Present	23.3	26.3	8.8

          The funds’ SAI provides additional disclosure about the compensation structure of each of the fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the funds they manage.

CALCULATING SHARE PRICE

          We determine the net asset value (NAV) per share, or share price, of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of a fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute a fund’s NAV by dividing the value of the fund’s assets, less its liabilities, by the number of outstanding shares of that fund.

          If a fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or redeem fund shares.

46  |   Prospectus TIAA-CREF Mutual Funds

          For funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in accordance with procedures adopted by the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund’s NAV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the time as of which a fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities, which could have an effect on a fund’s NAV.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we believe the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

          Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the New York Stock Exchange (“NYSE”). We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we believe the last market quotation is not readily available or we believe it does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter

TIAA-CREF Mutual Funds Prospectus  |  47

assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

          The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund’s shares until we determine the NAV per share of the underlying funds.

DIVIDENDS AND DISTRIBUTIONS

          Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:

Fund	Dividend Paid

International Equity Fund	Annually
Growth Equity Fund	Annually
Growth & Income Fund	Quarterly
Managed Allocation Fund	Quarterly
Equity Index Fund	Annually
Social Choice Equity Fund	Annually
Bond Plus Fund	Monthly
High-Yield Bond Fund	Monthly
Short-Term Bond Fund	Monthly
Tax-Exempt Bond Fund	Monthly
Money Market Fund	Monthly

          Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

          We intend to pay net capital gains from all funds that have them once a year.

          You can elect from among the following distribution options:

1.

Reinvestment Option, Same Fund. We will automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

2.	Reinvestment Option, Different Fund. We will automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

48  |  Prospectus TIAA-CREF Mutual Funds

3.	Income-Earned Option. We will automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. We will automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. We will send a check for your dividend and each capital gain distribution.

          We make distributions for each fund on a per share basis to the shareholders of record on the fund’s distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

TAXES

          As with any investment, you should consider how your investment in any fund will be taxed. However, the information about taxes in this prospectus is general. It will not apply to you if you are investing through a tax-deferred account such as an IRA. Consult your tax advisor if you need more information.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold fund shares in a tax-deferred account, you must pay federal income tax on taxable distributions each year. Your taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, dividends declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15 percent to individual investors (or at 5 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the fund held the securities the sale of which led to the gain.

          Under recent legislation, a portion of ordinary income dividends paid by a fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a fund may apply to prevent

TIAA-CREF Mutual Funds Prospectus  |  49

the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

          Special considerations for Tax-Exempt Bond Fund shareholders. The Tax-Exempt Bond Fund expects to distribute “exempt-interest dividends.” These dividends will be exempt income for regular federal income tax purposes. However, any distributions derived from the fund’s net long-term capital gains will ordinarily be taxable to shareholders as long-term capital gains. Any distributions derived from taxable interest income, net short-term capital gains, market discount and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.

          If you borrow money to purchase or hold Tax-Exempt Bond Fund shares, the interest on the money you borrow usually will not be deductible for federal income tax purposes.

          Some of the exempt-interest dividends that the Tax-Exempt Bond Fund pays come from its investments in private activity bonds. These dividends may be an item of tax preference in determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other elements of adjusted gross income in determining whether or not any Social Security or railroad retirement payments you may receive are subject to federal income taxes.

          If you hold shares in the Tax-Exempt Bond Fund for six months or less, and you sell or exchange them for a loss, you can’t claim the full amount of the loss for federal income tax purposes if you have received an exempt interest dividend from the fund. The dividend amount must be deducted from the loss you claim.

          Taxes on transactions. Unless a transaction involves fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28 percent of all the taxable distributions and redemption proceeds paid from your account during 2006. We are also required to begin backup withholding if instructed by the IRS to do so.

          “Buying a dividend.” If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and

50  |   Prospectus TIAA-CREF Mutual Funds

then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 per share dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 per share dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund’s distributions. If a fund qualifies to pass through a credit or deduction for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the fund from domestic (U.S.) sources. Certain holding periods and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

YOUR ACCOUNT: BUYING, SELLING OR
EXCHANGING SHARES

TYPES OF ACCOUNTS

•	Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). This account lets you shelter investment income from federal income tax while saving to pay qualified education expenses of a designated beneficiary.

•	Corporate and institutional accounts.

          We will only accept accounts with a U.S. address of record. We will not accept a P.O. Box as the address of record.

TIAA-CREF Mutual Funds Prospectus  |  51

          For more information about opening a corporate/institutional account, please call us at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

          Each fund was closed to new investors as of the close of business on April 28, 2006.

          To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts, is $2,500 per fund account. You can also establish an Automatic Investment Plan for a lower initial investment amount. Subsequent investments per fund for all account types must be at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. We will not accept corporate checks for investment into non-corporate accounts.

          We consider all requests for purchases, checks, and other forms of payments to be received when they are received in “good order.” (See below.) We will not accept third-party checks. (We consider any check not made payable directly to TIAA-CREF Mutual Funds as a third-party check). We cannot accept checks made out to you or other parties and signed over to us.

          To open an account online: Please visit our Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA or Roth IRA account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To open an account by mail: Send your check, made payable to TIAA-CREF Mutual Funds, and/or application to:

First Class Mail:	The TIAA-CREF Mutual Funds
c/o Boston Financial
Data Services P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Mutual Funds
c/o Boston Financial
Data Services
66 Brooks Drive
Braintree, MA 02184-3839

52  |  Prospectus TIAA-CREF Mutual Funds

          Once submitted, your transaction cannot be modified or canceled.

           To open an account by wire: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank
ABA Number 011000028
DDA Number 99052771

Specify on the wire:

•	The TIAA-CREF Mutual Funds

•	Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number

•	Indicate if this is for a new or existing account (provide fund account number if existing)

•	The fund or funds in which you want to invest, and amount per fund to be invested

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, the fund or funds you want to invest in and the amount to be invested in each fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize us to take regular, automatic withdrawals from your bank account.

          To begin this service, send us a voided check or savings account investment slip. It will take us up to 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Initial and subsequent investments must be made for at least $50 per fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan at any time by letter or by telephone. The change will take effect approximately five business days after we receive your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone, provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application. You may add this privilege after the

TIAA-CREF Mutual Funds Prospectus  |   53

account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from our website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage, www.tiaa-cref.org.

           Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

          Points to Remember for All Purchases:

•	Your investment must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

•	We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

•

If you have a securities dealer (including a mutual fund “supermarket”), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

•

If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $25 fee for all returned items, including checks and electronic funds transfers.

•

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until you provide us with the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

54  |  Prospectus TIAA-CREF Mutual Funds

HOW TO REDEEM SHARES

          You can redeem (sell) your shares at any time. Redemptions must be for at least $250 or the balance of your investment in a fund, if less.

          Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see below). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

          We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a signature guarantee for each account holder (see below). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember when Redeeming.”

          We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You can redeem shares in any of the following ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees of each owner on the account (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled. If you wish to redeem an amount over $50,000, please follow the instructions under “By Mail” above. All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us anytime after opening your account.

          Telephone redemptions are not available for IRA accounts.

          By Check: If you’ve elected the Money Market Fund’s check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request. Checks are issued 10 days after the check writing privilege has been added to the account.

TIAA-CREF Mutual Funds Prospectus  |  55

          For joint accounts, we require only the signature of any one owner on a check. You can write up to 24 checks per year, as long as each check is for at least $250. Checks written for less than $250 will not be honored. We reserve the right to charge a $25 fee if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

          You cannot write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after your check or automatic investment plan payment to purchase Money Market Fund shares is received if your Money Market Fund account does not otherwise have a sufficient balance to support the redemption check.

          By Systematic Redemption Plan: You can elect this feature only from funds with balances of at least $5,000. We will automatically redeem shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

          If you want to set up a systematic redemption plan, contact us and we will send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

          We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after we receive your instructions.

          Points to Remember when Redeeming:

•	We cannot accept redemption requests specifying a certain price or date; these requests will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee for each owner exactly as registered on the account.

•	For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

56  |   Prospectus TIAA-CREF Mutual Funds

HOW TO EXCHANGE SHARES

          You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund.

          The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 per fund for all other accounts, including custodial (UGMA/UTMA) accounts.

          Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and Social Security or Tax Identification Number.

          You can make exchanges in any of the following ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and/or accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled. If you originally elected not to receive this privilege on your new account application, you may complete an Account Services Form to add this privilege to your account.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org, if you have applied for web access (see below). Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $50, and an exchange to a new fund must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts.

          If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after we receive your instructions.

TIAA-CREF Mutual Funds Prospectus  |   57

          Points to Remember when Exchanging:

•

Make sure you understand the investment objective of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

To maintain low expense ratios and avoid disrupting the management of each fund’s portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period for any fund except the International Equity Fund and the High-Yield Bond Fund. For those funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We count each purchase or sale order as one exchange. For example, an exchange out of one fund and purchase of another fund would count as one exchange for each fund.

•

We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the fund, including market-timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Mutual Funds, 730 Third Ave., New York, NY 10017-3206, telephone 800 223-1200.

          Good Order. Your initial application and later requests for transactions will not be processed until they are received in good order. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

          Share Price. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after the fund or the fund’s transfer agent, Boston Financial Data Services (“BFDS”), receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund “supermarket”), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary receives a transaction request that is in good order. If this occurs before the NYSE closes (usually 4:00 p.m., Eastern Time) your price will be the NAV per share for that day. If it is after the NYSE closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account online and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.

          Minimum Account Size. Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if the value of that

58  |   Prospectus TIAA-CREF Mutual Funds

account drops below $1,500 either through redemption activity or declines in a fund’s market value. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

          Tax Identification Number. You must give us your taxpayer identification number (which, for most individuals, is your Social Security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you do not furnish your taxpayer identification number, your account application will be rejected and returned to you.

          Changing Your Address. To change the address on your account, please call us or send us a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of the Unites States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

          Transferring Shares. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Transfer on Death. You can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer on Death (TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          Telephone and TIAA-CREF Web Center Transactions. The funds are not liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF’s Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe

TIAA-CREF Mutual Funds Prospectus  |  59

are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

          If you do not want to be able to effect transactions over the telephone, call us for instructions.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account. Representatives of TPIS or TIAA-CREF Individual & Institutional Services, LLC (“Services”) may recommend that you buy fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell fund shares. Neither TPIS nor Services receives commissions for these recommendations.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from transferring money back and forth among the funds, in an effort to “time” the market. As money is shifted in and out of the funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. These risks are heightened in funds that are invested in foreign securities and thinly traded securities. The Board of Trustees has adopted policies and procedures to discourage this market timing activity and continues to look at these policies. Under these policies and procedures, we will suspend the exchange privilege for a calendar year if you make more than 12 exchanges within a 12-month period for any Fund or Retail Class shares of any of the TIAA-CREF Institutional Mutual Funds, except the International Equity and High-Yield Bond Funds. For these funds, we will suspend the exchange privilege for a calendar year if you make more than 6 exchanges in a 12-month period. We also reserve the right to reject any purchase or exchange request that we regard as disruptive to the funds’ efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. We have the right to modify our market timing policy at any time without advance notice.

          We also fair value price our international portfolio securities when necessary to assure that the fund prices accurately reflect the value of the portfolio securities held by the funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

60  |  Prospectus TIAA-CREF Mutual Funds

          The funds seek to apply market timing policies and procedures uniformly to all shareholders. No exceptions are made with respect to these policies and procedures. We make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts.

          The funds are not appropriate for market timing. You should not invest in the funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the funds or their agents will be able to identify market timers or curtail their trading practices.

ELECTRONIC PROSPECTUSES

          If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the funds’ financial performance for the past five years (or, if a fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP serves as the funds’ independent registered public accounting firm and has audited the financials of the funds for the year ended December 31, 2005. Their report appears in TIAA-CREF Mutual Funds’ Annual Report, which is available without charge upon request. Information reported for periods before 2005 was audited by the funds’ former independent registered public accounting firm.

TIAA-CREF Mutual Funds Prospectus   |  61

Financial highlights | TIAA-CREF Mutual Funds	continued

	International Equity Fund

	For the Years Ended December 31,
	2005		2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.67		$9.24	$6.68	$8.07		$10.75

Gain (loss) from investment operations:
Net investment income	0.17	(a)	0.16 (a)	0.14 (a)	0.11	(a)	0.09
Net realized and unrealized gain (loss) on total investments	1.35		1.44	2.59	(1.38)		(2.70)

Total gain (loss) from investment operations	1.52		1.60	2.73	(1.27)		(2.61)

Less distributions from:
Net investment income	(0.17)		(0.17)	(0.17)	(0.12)		(0.07)

Total distributions	(0.17)		(0.17)	(0.17)	(0.12)		(0.07)

Net asset value, end of year	$12.02		$10.67	$9.24	$6.68		$8.07

TOTAL RETURN	14.23%		17.37%	40.86%	(15.73	) %	(24.29)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$421,431		$361,648	$286,770	$218,794		$259,492
Ratio of expenses to average net assets before expense waiver	0.50	%(c)	0.49%	0.49%	0.88	%(b)	0.99%
Ratio of expenses to average net assets after expense waiver	0.50	%(c)	0.49%	0.49%	0.49%		0.49%
Ratio of net investment income to average net assets	1.53%		1.69%	1.96%	1.47%		1.10%
Portfolio turnover rate	151%		154%	162%	78%		113%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Includes 0.01% of overdraft charges included in interest expense.

62  |   Prospectus TIAA-CREF Mutual Funds

Financial highlights | TIAA-CREF Mutual Funds	continued

	Growth Equity Fund

	For the Years Ended December 31,
	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.17	$8.70	$6.84	$9.85		$12.87

Gain (loss) from investment operations:
Net investment income	0.04 (a)	0.07 (a)	0.06 (a)	0.03	(a)	0.02
Net realized and unrealized gain (loss) on total investments	0.44	0.47	1.86	(3.00)		(2.98)

Total gain (loss) from investment operations	0.48	0.54	1.92	(2.97)		(2.96)

Less distributions from:
Net investment income	(0.04)	(0.07)	(0.06)	(0.04)		—
Net realized gains	—	—	—	—		(0.06)

Total distributions	(0.04)	(0.07)	(0.06)	(0.04)		(0.06)

Net asset value, end of year	$9.61	$9.17	$8.70	$6.84		$9.85

TOTAL RETURN	5.24%	6.16%	28.06%	(30.12)%		(23.02)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$552,361	$567,073	$549,884	$421,906		$653,169
Ratio of expenses to average net assets before expense waiver	0.45%	0.45%	0.45%	0.85	%(b)	0.95%
Ratio of expenses to average net assets after expense waiver	0.45%	0.45%	0.45%	0.45%		0.45%
Ratio of net investment income to average net assets	0.44%	0.76%	0.72%	0.40%		0.15%
Portfolio turnover rate	78%	65%	73%	50%		38%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

TIAA-CREF Mutual Funds Prospectus   |  63

Financial highlights | TIAA-CREF Mutual Funds	continued

	Growth & Income Fund

	For the Years Ended December 31,
	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$12.20	$11.30	$9.09	$12.07		$14.05

Gain (loss) from investment operations:
Net investment income	0.15 (a)	0.17 (a)	0.12 (a)	0.10	(a)	0.10
Net realized and unrealized gain (loss) on total investments	0.61	0.90	2.21	(2.98)		(1.98)

Total gain (loss) from investment operations	0.76	1.07	2.33	(2.88)		(1.88)

Less distributions from:
Net investment income	(0.15)	(0.17)	(0.12)	(0.10)		(0.10)

Total distributions	(0.15)	(0.17)	(0.12)	(0.10)		(0.10)

Net asset value, end of year	$12.81	$12.20	$11.30	$9.09		$12.07

TOTAL RETURN	6.26%	9.55%	25.83%	(23.86)%		(13.37)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$515,065	$538,266	$551,444	$496,843		$637,632
Ratio of expenses to average net assets before expense waiver	0.43%	0.43%	0.43%	0.82	%(b)	0.93%
Ratio of expenses to average net assets after expense waiver	0.43%	0.43%	0.43%	0.43%		0.43%
Ratio of net investment income to average net assets	1.21%	1.48%	1.21%	0.99%		0.84%
Portfolio turnover rate	183%	75%	141%	112%		70%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

64  |  Prospectus TIAA-CREF Mutual Funds

Financial highlights | TIAA-CREF Mutual Funds	continued

	Equity Index Fund

	For the Years Ended December 31,
	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.59	$7.90	$6.23	$8.05		$9.19

Gain (loss) from investment operations:
Net investment income	0.13 (a)	0.13 (a)	0.10 (a)	0.10	(a)	0.07
Net realized and unrealized gain (loss) on total investments	0.37	0.79	1.81	(1.83)		(1.14)

Total gain (loss) from investment operations	0.50	0.92	1.91	(1.73)		(1.07)

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.09)	(0.09)		(0.06)
Net realized gains	— (c)	(0.09)	(0.15)	—		(0.01)

Total distributions	(0.13)	(0.23)	(0.24)	(0.09)		(0.07)

Net asset value, end of year	$8.96	$8.59	$7.90	$6.23		$8.05

TOTAL RETURN	5.84%	11.68%	30.67%	(21.52)%		(11.62)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$365,753	$356,729	$338,188	$139,872		$97,686
Ratio of expenses to average net assets before expense waiver(b)	0.26%	0.26%	0.26%	0.63	%(b)	0.76%
Ratio of expenses to average net assets after expense waiver(b)	0.26%	0.26%	0.26%	0.26%		0.26%
Ratio of net investment income to average net assets	1.52%	1.65%	1.49%	1.40%		1.12%
Portfolio turnover rate	8%	15%	17%	4%		6%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Amount represents less than $0.01 per share.

TIAA-CREF Mutual Funds Prospectus  |  65

Financial highlights | TIAA-CREF Mutual Funds	continued

	Social Choice Equity Fund

	Year ended Dec. 31, 2005		Year ended Dec. 31, 2004	Year ended Dec. 31, 2003	Year ended Dec. 31, 2002		Year ended Dec. 31, 2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.19		$8.28	$6.47	$8.28		$9.57

Gain (loss) from investment operations:
Net investment income	0.13	(a)	0.14 (a)	0.10 (a)	0.10	(a)	0.07
Net realized and unrealized gain (loss) on total investments	0.47		0.89	1.83	(1.82)		(1.29)

Total gain (loss) from investment operations	0.60		1.03	1.93	(1.72)		(1.22)

Less distributions from:
Net investment income	(0.12)		(0.12)	(0.12)	(0.09)		(0.06)
Net realized gains	—		—	—	—		(0.01)

Total distributions	(0.12)		(0.12)	(0.12)	(0.09)		(0.07)

Net asset value, end of year	$9.67		$9.19	$8.28	$6.47		$8.28

TOTAL RETURN	6.52%		12.46%	29.87%	(20.71)%		(12.75)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$158,921		$119,083	$70,192	$67,731		$65,793
Ratio of expenses to average net assets before expense waiver	0.28	%(c)	0.27%	0.27%	0.65	%(b)	0.77%
Ratio of expenses to average net assets after expense waiver	0.28	%(c)	0.27%	0.27%	0.27%		0.27%
Ratio of net investment income to average net assets	1.43%		1.70%	1.46%	1.33%		1.09%
Portfolio turnover rate	7%		6%	11%	29%		6%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Includes 0.01% of overdraft charges included in interest expense.

66  |  Prospectus TIAA-CREF Mutual Funds

Financial highlights | TIAA-CREF Mutual Funds	continued

	Managed Allocation Fund

	For the Years Ended December 31,
	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$11.13	$10.41	$8.87	$10.50	$12.20

Gain (loss) from investment operations:
Net investment income (b)	0.28 (a)	0.26 (a)	0.25 (a)	0.26 (a)	0.37
Net realized and unrealized gain (loss) on total investments	0.30	0.84	1.72	(1.52)	(1.41)

Total gain (loss) from investment operations	0.58	1.10	1.97	(1.26)	(1.04)

Less distributions from:
Net investment income	(0.34)	(0.38)	(0.43)	(0.34)	(0.28)
Net realized gains	—	—	—	(0.03)	(0.38)

Total distributions	(0.34)	(0.38)	(0.43)	(0.37)	(0.66)

Net asset value, end of year	$11.37	$11.13	$10.41	$8.87	$10.50

TOTAL RETURN	5.24%	10.70%	22.45%	(12.09)%	(8.52)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$531,621	$497,145	$397,992	$287,473	$319,244
Ratio of expenses to average net assets (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets (b)	2.54%	2.46%	2.56%	2.68%	3.34%
Portfolio turnover rate	33%	10%	37%	12%	3%

(a)	Based on average shares outstanding.

(b)

The operating expense and net investment income ratios are based on the expenses and net operating investment income of the fund and do not include the Fund’s proportional share of any expenses or net investment income from the underlying funds.

TIAA-CREF Mutual Funds Prospectus | 67

Financial highlights | TIAA-CREF Mutual Funds	continued

	Bond Plus Fund

	For the Years Ended December 31,
	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.33	$10.32	$10.52	$10.18		$10.09

Gain from investment operations:
Net investment income	0.43 (a)	0.40 (a)	0.40 (a)	0.53	(a)	0.59
Net realized and unrealized gain (loss) on total investments	(0.18)	0.04	0.05	0.51		0.22

Total gain from investment operations	0.25	0.44	0.45	1.04		0.81

Less distributions from:
Net investment income	(0.44)	(0.40)	(0.40)	(0.52)		(0.59)
Net realized gains	(0.01)	(0.03)	(0.25)	(0.18)		(0.13)

Total distributions	(0.45)	(0.43)	(0.65)	(0.70)		(0.72)

Net asset value, end of year	$10.13	$10.33	$10.32	$10.52		$10.18

TOTAL RETURN	2.42%	4.29%	4.38%	10.50%		8.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$483,417	$469,009	$426,440	$370,654		$284,865
Ratio of expenses to average net assets before expense waiver	0.30%	0.30%	0.30%	0.67	%(b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	4.24%	3.87%	3.78%	5.10%		5.72%
Portfolio turnover rate	234%	104%	140%	244%		234%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

68  |  Prospectus TIAA-CREF Mutual Funds

Financial highlights | TIAA-CREF Mutual Funds	continued

	Short-Term Bond Fund

	For the Years Ended December 31,
	2005		2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.55		$10.69	$10.76	$10.48	$10.23

Gain (loss) from investment operations:
Net investment income	0.38	(a)	0.31 (a)	0.32 (a)	0.46 (a)	0.57
Net realized and unrealized gain (loss) on total investments	(0.23)		(0.13)	0.05	0.33	0.34

Total gain from investment operations	0.15		0.18	0.37	0.79	0.91

Less distributions from:
Net investment income	(0.37)		(0.30)	(0.32)	(0.45)	(0.57)
Net realized gains	—	(c)	(0.02)	(0.12)	(0.06)	(0.09)

Total distributions	(0.37)		(0.32)	(0.44)	(0.51)	(0.66)

Net asset value, end of year	$10.33		$10.55	$10.69	$10.76	$10.48

TOTAL RETURN	1.47%		1.73%	3.51%	7.81%	9.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$210,995		$239,108	$211,083	$149,001	$61,314
Ratio of expenses to average net assets before expense waiver	0.31	%(d)	0.30%	0.30%	0.63% (b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.31	%(d)	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.62%		2.87%	3.00%	4.32%	5.36%
Portfolio turnover rate	189%		118%	176%	157%	132%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Amount represents less than $0.01 per share.

(d)	Includes 0.01% of overdraft charges included in interest expense.

TIAA-CREF Mutual Funds Prospectus   |  69

Financial highlights | TIAA-CREF Mutual Funds	continued

	High-Yield Bond Fund

	For the Years Ended December 31,
	2005		2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.48		$9.32	$8.20	$8.94		$9.41

Gain (loss) from investment operations:
Net investment income	0.66	(a)	0.66 (a)	0.72 (a)	0.78	(a)	0.93
Net realized and unrealized gain (loss) on total investments	(0.42)		0.16	1.12	(0.75)		(0.47)

Total gain from investment operations	0.24		0.82	1.84	0.03		0.46

Less distributions from:
Net investment income	(0.65)		(0.66)	(0.72)	(0.77)		(0.93)

Total distributions	(0.65)		(0.66)	(0.72)	(0.77)		(0.93)

Net asset value, end of year	$9.07		$9.48	$9.32	$8.20		$8.94

TOTAL RETURN	2.72%		9.16%	23.24%	0.46%		4.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$280,253		$279,276	$228,324	$103,939		$92,217
Ratio of expenses to average net assets before expense waiver	0.35	%(c)	0.34%	0.34%	0.72	%(b)	0.84%
Ratio of expenses to average net assets after expense waiver	0.35	%(c)	0.34%	0.34%	0.34%		0.34%
Ratio of net investment income to average net assets	7.16%		7.14%	8.13%	9.17%		9.97%
Portfolio turnover rate	72%		42%	42%	74%		75%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

(c)	Includes 0.01% of overdraft charges included in interest expense.

70  |  Prospectus TIAA-CREF Mutual Funds

Financial highlights | TIAA-CREF Mutual Funds	continued

	Tax-Exempt Bond Fund

	For the Years Ended December 31,
	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.93	$10.92	$10.92	$10.38		$10.46

Gain from investment operations:
Net investment income	0.38 (a)	0.39 (a)	0.42 (a)	0.44	(a)	0.47
Net realized and unrealized gain on total investments	(0.15)	0.09	0.21	0.65		0.04

Total gain from investment operations	0.23	0.48	0.63	1.09		0.51

Less distributions from:
Net investment income	(0.38)	(0.38)	(0.42)	(0.43)		(0.47)
Net realized gains	(0.06)	(0.09)	(0.21)	(0.12)		(0.12)

Total distributions	(0.44)	(0.47)	(0.63)	(0.55)		(0.59)

Net asset value, end of year	$10.72	$10.93	$10.92	$10.92		$10.38

TOTAL RETURN	2.12%	4.55%	5.87%	10.70%		5.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$200,455	$194,665	$168,380	$146,496		$73,674
Ratio of expenses to average net assets before expense waiver	0.30%	0.30%	0.30%	0.64	%(b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	3.51%	3.54%	3.79%	4.06%		4.48%
Portfolio turnover rate	90%	57%	157%	264%		298%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

TIAA-CREF Mutual Funds Prospectus   |  71

Financial highlights | TIAA-CREF Mutual Funds	concluded

	Money Market Fund

	For the Years Ended December 31,
	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income	0.03 (a)	0.01 (a)	0.01 (a)	0.02 (a)	0.04

Total gain from investment operations	0.03	0.01	0.01	0.02	0.04

Less distributions from:
Net investment income	(0.03)	(0.01)	(0.01)	(0.02)	(0.04)

Total distributions	(0.03)	(0.01)	(0.01)	(0.02)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	3.02%	1.13%	0.93%	1.64%	4.08%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$629,028	$600,695	$622,233	$696,452	$760,268
Ratio of expenses to average net assets before expense waiver	0.29%	0.29%	0.29%	0.67% (b)	0.79%
Ratio of expenses to average net assets after expense waiver	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	2.98%	1.11%	0.93%	1.62%	3.94%

(a)	Based on average shares outstanding.

(b)	Waiver was eliminated effective October 1, 2002.

72  |  Prospectus TIAA-CREF Mutual Funds

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For more information about TIAA-CREF Mutual Funds

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (“SAI”).

The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and Semiannual Reports. The funds’ annual and semiannual reports provide additional information about the funds’ investments. The annual report for the fiscal year ended December 31, 2005, contains a discussion of the market conditions and investment strategies that significantly affected each fund’s existing performance during the last fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 800 223-1200

In writing:
TIAA-CREF Mutual Funds
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semiannual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call or write us.

Important Information about Procedures for Opening a New Account

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, Social Security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

811-08055

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF MUTUAL FUNDS

 MAY 1, 2006

This Statement of Additional Information (“SAI”) tells you about investing in the TIAA-CREF Mutual Funds and contains information that you should consider before investing. It is not a prospectus, although it should be read carefully in conjunction with the funds’ prospectus dated May 1, 2006 (the “Prospectus”), which may be obtained by writing us at TIAA-CREF Mutual Funds, c/o Boston Financial Data Services, P.O. Box 9081, Boston, MA 02266 or by calling 800 223-1200. Terms used in the Prospectus are incorporated in this SAI. The audited financial statements of the funds are incorporated herein by reference to the funds’ annual report for the year ended December 31, 2005, which has been filed with the Securities and Exchange Commission (“SEC”) as part of Form N-CSR.

Table of Contents

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies and Risk Considerations
B-19	Portfolio Turnover
B-19	Disclosure of Portfolio Holdings
B-20	Management of the TIAA-CREF Mutual Funds
B-20	TIAA-CREF Mutual Funds’ Trustees and Officers
B-23	Equity Ownership of TIAA-CREF Mutual Funds’ Trustees
B-23	Trustee Compensation
B-24	Board Committees
B-24	Proxy Voting Policies
B-25	Principal Holders of Securities
B-25	Investment Advisory and Other Services
B-25	Underwriters
B-26	Custodian and Transfer Agent
B-26	Independent Registered Public Accounting Firm
B-26	Information About the Funds—Portfolio Management Teams
B-28	About the TIAA-CREF Mutual Funds and the Shares
B-28	Indemnification of Shareholders
B-29	Indemnification of Trustees
B-29	Limitation of Fund Liability
B-29	Shareholder Meetings and Voting Rights
B-29	Additional Portfolios
B-29	Dividends and Distributions
B-29	Pricing of Shares
B-29	Investments for Which Market Quotations Are Readily Available
B-29	Foreign Investments
B-30	Debt Securities
B-30	Special Valuation Procedures for the Money Market Fund
B-30	Options and Futures
B-30	Investments for Which Market Quotations Are Not Readily Available
B-31	Tax Status
B-35	Brokerage Allocation
B-37	Directed Brokerage
B-37	Voting Rights
B-37	Legal Matters
B-37	Experts
B-37	Financial Statements
B-38	Appendix A: TIAA-CREF Policy Statement on Corporate Governance
B-48	Appendix B

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

          The following information is intended to supplement the descriptions of the investment objective of each of the eleven investment funds in the TIAA-CREF Mutual Funds’ Prospectus. Under the Investment Company Act of 1940 (the “1940 Act”), any fundamental policy of a fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that fund. However, the funds’ investment objectives, policies and strategies described in the Prospectus, as well as the investment restrictions contained in “Investment Policies and Risk Considerations” below, may be changed by the TIAA-CREF Mutual Funds’ Board of Trustees at any time. Each investment fund will operate as a “diversified company” within the meaning of the 1940 Act.

          Unless stated otherwise, each of the following investment policies and risk considerations apply to each fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each fund:

1.	The fund will not issue senior securities except as SEC regulations permit;

2.

The fund will not borrow money, except: (a) each fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent of that fund’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a fund;

3.	The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The fund will not purchase real estate or mortgages directly;

5.	The fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

6.	The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          The following is a fundamental policy of each fund other than the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund:

7.

The fund will not make loans, except: (a) that a fund may make loans of portfolio securities not exceeding 33 1/3 percent of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 100 percent of the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased.

          The following is a fundamental policy of the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund:

8.

The fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

B-2  |  Statement of Additional Information  TIAA-CREF Mutual Funds

          The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund:

9.

The fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

          The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund and the Money Market Fund.

10.	The fund will not invest in an industry if after giving effect to that investment that fund’s holding in that industry would exceed 25 percent of its total assets.

          The following restriction is a fundamental policy of the Money Market Fund:

11.

The fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; the fund will not otherwise invest in an industry if after giving effect to that investment the fund’s holding in that industry would exceed 25 percent of its total assets.

          The following restrictions are fundamental policies of the Managed Allocation Fund:

12.

The Managed Allocation Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the TIAA-CREF Mutual Funds, government securities, or short-term securities.

13.

The Managed Allocation Fund will concentrate in the mutual fund industry. Accordingly, it may invest up to 100 percent of its assets in securities issued by mutual funds and other investment companies.

          The following restriction is a fundamental policy of the Tax-Exempt Bond Fund:

14.	The fund may invest more than 25 percent of its assets in tax-exempt securities issued or guaranteed by the U.S.

Government, its agencies or instrumentalities, or by a state or local government or a political subdivision of any of the foregoing; the fund will not otherwise invest in an industry if after giving effect to that investment the fund’s holding in that industry would exceed 25 percent of its total assets.

15.

Under normal market conditions, the fund will invest at least 80 percent of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

          The following policies and restrictions are non-fundamental policies of the funds. These restrictions may be changed without the approval of the shareholders in the affected fund. No fund other than the Managed Allocation Fund will:

0
1.	Invest more than 5 percent of its assets in the securities of any single investment company or more than 10 percent of its assets in the securities of other investment companies in the aggregate; or

2.	Hold more than 3 percent of the total outstanding voting stock of any single investment company.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

          Non-Equity Investments of the Equity Funds. The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. These investments will be similar to those in the first segment of the Bond Plus Fund. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else they do not meet the requirements for “First Tier Securities” (see the Prospectus).

          When market conditions warrant, the equity funds can invest directly in debt securities similar to those in the first segment of the Bond Plus Fund (see the Prospectus). The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          Equity-type Investments of the Fixed Income Funds. The fixed-income funds can invest in debentures with detachable warrants and common stock received upon exercise of such warrants, upon conversion of convertible debentures, or otherwise in exchange for securities already held by a fund.

          Borrowing and Lending Among Affiliates. A number of TIAA-CREF Mutual Funds participate in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain Accounts or Funds of the College Retirement Equities Fund, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Teachers Advisors, Inc. (“Advisors”), the investment adviser for the TIAA-CREF Mutual Funds, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors. Interest associated with any borrowing under the facility will be charged to the borrowing funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

          If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Federally Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in federally tax-exempt securities. However, we may invest on a temporary basis in securities that are federally taxable. In that case, the investments would be limited to securities that we determine to be high quality, such as those issued or guaranteed by the U.S. Government.

          Illiquid Securities. Each fund can invest up to 15 percent of its assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

           Preferred Stock. The funds can invest in preferred stock consistent with their investment objectives.

TIAA-CREF Mutual Funds  Statement of Additional Information  |  B-3

          Options and Futures. Each of the funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission (“CFTC”). We do not intend for any fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

          Although the Managed Allocation Fund cannot directly invest in options and futures, it may, through investments in other funds, indirectly make such investments.

          Option-related activities could include: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right, but not the obligation, to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          A fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

          A fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor’s 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund’s portfolio of securities. To the extent that a fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a fund deals in any option.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          To the extent permitted by applicable regulatory authorities, each fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract-assuming a “long” position—a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—it legally

B-4  |  Statement of Additional Information  TIAA-CREF Mutual Funds

will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a fund usually will be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of each fund with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

           Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position that will operate to terminate the fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund’s portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-

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setting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for TIAA-CREF Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

          Each fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

          Options and futures transactions may increase a fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

           Investment Companies. Each fund other than the Managed Allocation Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of other TIAA-CREF Mutual Funds or other affiliated funds. When a fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. Each fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See below, “Segregated Accounts.”

          Lending of Securities. Subject to investment restrictions 7(a) and 8 on page B-2 (relating to loans of portfolio securities), each fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund’s seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in United States Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States Government or its agencies or

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instrumentalities, in which the fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          For the Tax-Exempt Bond Fund, income earned during the term of a repurchase agreement may not be tax-exempt.

          Swap Transactions. Each fund may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, a fund may be able to protect the value of a portion of its portfolio against declines in market value. Each fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return a fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While a fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a fund will succeed when pursuing its contractual remedies. To minimize a fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund’s custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See the Prospectus for more information.

          To the extent that there is an imperfect correlation between the return a fund is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

          Segregated Accounts. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a fund incurs an obligation to make payments in the future, a fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.

DEBT INSTRUMENTS GENERALLY

          A debt instrument held by a fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments in a fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

           Ratings as Investment Criteria. Nationally recognized statistical rating organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as initial criteria for the selection of portfolio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, other than the Money Market Fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable,

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unless the Board of Trustees determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

           Certain Investment-Grade Debt Securities. Although securities rated BBB by Standard & Poor’s Corporation (“S&P” or “Standard & Poor’s”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated BB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Ba by Moody’s are considered medium-grade obligations that have speculative characteristics.

          U.S. Government Debt Securities. Each of the funds may invest in U.S. Government securities. These include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., FNMAs). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.

          Custody Receipts. Each of the funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

           Lower-Rated, Lower-Quality Debt Instruments. Up to 100 percent of the assets of the High-Yield Bond Fund; 20 percent of the assets of the Tax-Exempt Bond Fund, 15 percent of the assets of the Short-Term Bond Fund; 25 percent of the assets of the Bond Plus Fund; and 5 percent of the assets of the International Equity Fund, Growth Equity Fund, Social Choice Equity Fund, and the Equity Index Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody’s or Standard & Poor’s. Up to 10 percent of the total assets of the High-Yield Bond Fund may be invested in debt instruments that are rated Caa1 or lower. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody’s or Standard & Poor’s (i.e., investment-grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a fund, have their ratings lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s) are considered, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctua-tions in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the fund’s net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

          Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate

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developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a fund. If a call were exercised by the issuer during a period of declining interest rates, the fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund.

          A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and TIAA-CREF Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for TIAA-CREF Mutual Funds to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) TIAA-CREF Mutual Fund’s Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available. It is not known how a major economic recession might affect the market for lower-rated securities. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The funds, other than the Money Market Fund, may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. These funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. TIAA-CREF Mutual Funds has no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues.

          Zero Coupon Bonds. The funds may invest in zero coupon bonds. Zero coupon bonds generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these funds will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent the funds are required to liquidate thinly traded securities, they may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the funds to pay distributions, each of the funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

           Municipal Floating and Variable Rate Instruments. The funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

          Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity.

           Structured or Indexed Securities. The Bond Plus Fund, Short-Term Bond Fund, High-Yield Bond Fund, and Tax-Exempt Bond Fund (collectively, the “fixed-income funds”) may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the fund’s investment.

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Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

           Mortgage-Backed and Asset-Backed Securities Generally. The fixed-income funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations. These are described below. The fixed-income funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations.

          Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (“GNMA”), by government-related organizations, such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers.

          The average maturity of pass-through pools of mortgage-related securities in which certain of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

          Mortgage-related securities may be classified as private, government or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

           Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. Advisors assesses new types of mortgage-related securities as they are developed and offered to determine their appropriateness for investment by the relevant fund.

          Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A fund’s ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

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          Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

           Government Stripped Mortgage-Related Securities. The fixed-income funds may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-backed certificates issued by the GNMA, FHLMC or FNMA. The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.

          Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate, thereby reducing the yield to maturity of interest-only securities from that certifi-cate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

          Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a fund will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The funds only purchase such securities if a secondary market exists for the securities at the time of purchase.

           Adjustable Rate Mortgage-Related Securities. The fixed-income funds may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

          Collateralized Mortgage Obligations. The fixed-income funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

          Asset-Backed and Receivable-Backed Securities. The fixed-income funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including those backed by home equity loans, manufacturing loans, credit card receivables and Certificates for Automobile Receivables (“CARs”). Consistent with each of these funds’ investment objective and policies, these funds may also invest in other types of asset-backed and receivable-backed securities.

          Mortgage Rolls. The fixed-income funds may enter into mortgage “rolls,” also known as dollar “rolls,” in which a fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would ben-efit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capi-

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tal appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

           Advisors is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Money Market Fund will not purchase or otherwise acquire any investment, if as a result, more than 10 percent of its net assets (taken at current value) would be invested in illiquid investments. The other funds will each not purchase or otherwise acquire any investment, if as a result, more than 15 percent of their net assets (taken at current value) would be invested in illiquid investments.

          Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the “1933 Act”) or is exempt from registration under the 1933 Act.

           The funds may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the TIAA-CREF’s Board of Trustees or by Advisors under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund’s holdings of those securities may become illiquid. Purchases by these funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted for sale in the United States.

MUNICIPAL SECURITIES

           The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qual-ifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to the federal alternative minimum tax. Interest from private activity bonds will be considered tax-exempt for purposes of the Tax-Exempt Bond Fund’s policy of investing so that at least 80 percent of its income distributions are exempt from federal income tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither TIAA-CREF Mutual Funds nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

          Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium lifestyle and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

           Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Because the market for certain municipal securities is thin, we may encounter difficulties in disposing of lower-quality municipal securities. At our option, we may pursue litigation or other remedies in order to protect the Tax-Exempt Bond Fund’s interests.

          The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the

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taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund. Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither TIAA-CREF Mutual Funds nor Advisors can predict with certainty the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments for investment by a fund. In addition, neither TIAA-CREF Mutual Funds nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the fund’s shareholders adversely, TIAA-CREF Mutual Funds will reevaluate the fund’s investment objective and policies and might submit possible changes in the fund’s structure to the fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, TIAA-CREF Mutual Funds would treat the security as a permissible taxable money market instrument for the fund within the applicable limits set forth in the Prospectus.

          Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

          Municipal Leases. Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

          Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board of Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

          Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by Advisors to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if Advisors determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

          Municipal leases can be both rated and unrated. Rated leases that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which a fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

          To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will invest no more than 15 percent of its assets in such leases. In addition, a fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

          Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate

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demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditwor-thiness of the issuers of the floating and variable rate demand securities in the relevant fund’s portfolio.

          Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the fund’s participation interest in the municipal obligation, plus accrued interest. The fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5 percent of the value of its assets in participation interests.

          Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

          Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

CURRENCY TRANSACTIONS AND FOREIGN INVESTMENTS

          Currency Transactions. The value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign cur-

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rency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of a fund’s assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believe will correlate closely to the currency’s price movements. The funds generally will not enter into forward contracts with terms longer than one year.

          Foreign Investments. As described more fully in the Prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing, financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

          Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund’s portfolio and the fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the fund’s investments in those countries. The economies of some countries differ unfavorably from the United States’ economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States.

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-15

Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries and increase the cost and expenses of funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation (i.e., remitting back to the U.S.) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctua-tions in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

          The repatriation of investment income, capital and proceeds of sales described above are also relevant to investments in companies domiciled in emerging market countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement will likely make the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

          Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investments in Europe. The European Union (EU) is an intergovernmental and supranational union of 25 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 12 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 12 of the 25 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the new European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization, privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Twelve disparate economies must

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adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU continues to enlarge eastward, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investments in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confisca-tory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-17

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s recent bankruptcy and the spreading financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investments in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefore, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Over the last few years, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan’s economic recovery, which set the stage for bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy starts to grow again, they are achieving improved profitability and earnings growth.

          Investments in Asia other than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation, which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The equity funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD’s national

B-18  |  Statement of Additional Information   TIAA-CREF Mutual Funds

market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

          Corporate Actions. Each fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the fund’s portfolio.

          Industry Concentrations. With the exception of the Managed Allocation Fund, none of the funds will concentrate more than 25% of its total assets in any one industry. While the Managed Allocation Fund does not intend to concentrate its investments in any particular industry, the fund may, through one or more of its underlying investments, indirectly concentrate in a single industry. Currently, no underlying investment of the Managed Allocation Fund, other than the TIAA-CREF Institutional Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

PORTFOLIO TURNOVER

          The transactions engaged in by the funds are reflected in the funds’ portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the funds’ portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the funds and ultimately by the funds’ shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

          For the year ended December 31, 2005, the portfolio turnover of some of the TIAA-CREF Mutual Funds changed significantly from portfolio turnover rates in 2004 as a result of a variety of factors. For example, the Growth & Income Fund portfolio turnover rate increased to 183% for 2005, as compared with 75% for the same period in 2004, primarily as a result of repositioning of the fund’s portfolio by the new portfolio manager of the fund. The Managed Allocation Fund portfolio turnover rate increased to 33% for 2005, as compared with 10% for the same period in 2004, resulting from cash allocation, rebalancing to maintain close adherence to stated asset allocation targets, and fund management activities. The High-Yield Bond Fund portfolio turnover rate increased to 72% in 2005, as compared with 42% for the same period in 2004 because of the significant level of investor fund flows both in and out of the fund. In 2005, the fund had subscriptions of approximately $125 million and redemptions and exchanges of approximately $149 million. Furthermore, the Short-Term Bond Fund portfolio turnover rate increased to 189% for 2005, as compared with 118% for the same period in 2004, and the Bond Plus Fund portfolio turnover rate increased to 234% in 2005, as compared with 104% for the same period in 2004, in each case due primarily to a greater presence of attractive relative value trades in 2005 than in 2004. In addition, securities purchased for these funds reached their full valuation more quickly, and therefore, the securities were held for a shorter period of time as compared with prior years. Finally, the Tax-Exempt Bond Fund portfolio turnover rate increased to 90% for 2005, as compared with 57% for the same period in 2004, due primarily to the increased volume of municipal bond issuances in 2005. The fund participated in new issues where yield spreads were wider than historical norms, but the strong retail demand for municipal bonds resulted in yield spreads tightening quickly in the secondary market and the fund selling the bonds based on this retail demand.

          The portfolio turnover rates of the other funds did not change significantly from 2004 to 2005.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures governing the disclosure by the funds and Advisors of fund portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all fund shareholders. The Board believes that these policies and procedures strike an appropriate balance between the desire of certain affiliates to disclose such information to third parties and the need to protect the funds from potentially harmful disclosures.

          As a threshold matter, except as described below, the funds and Advisors will not disclose the funds’ portfolio holdings to third parties (not including service providers acting as the funds’ agents), except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The fund will disclose its portfolio holdings to all third parties who request it after that period. In addition, the funds and Advisors may disclose the ten largest holdings of any fund to third parties ten days after the end of the calendar month.

          The funds and Advisors may disclose the funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

fund holdings in any particular security can be made available to stock exchanges or regulators, and fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

•	fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.

•

fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of fund portfolio holding information to that third party is:

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-19

•	approved by an individual holding the title of Executive Vice President or above;

•	approved by an individual holding the title of Chief Counsel or above; and

•	subject to a written confidentiality agreement that includes provisions that restrict trading on the information. of Advisors

          On an annual basis, the Boards of the funds and will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

          Currently, the funds have ongoing arrangements to disclose, in accordance with all of the provisions of the funds’ portfolio holdings disclosure policy, the portfolio holdings of the funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Russell/Mellon Analytical Services; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.; The Thomson Corporation; and Bloomberg L.P. No compensation was received by the funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the funds.

          In addition, occasionally the funds and Advisors disclose to certain broker-dealers a fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the funds’ portfolio management and trading strategies. These disclosures are done in accordance with the funds’ portfolio holdings disclosure policy.

          The funds send summaries of their portfolio holdings to shareholders semi-annually as part of the funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov. approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the funds’ policy as stated above, by writing to us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164.

MANAGEMENT OF THE TIAA-CREF MUTUAL FUNDS

TIAA-CREF MUTUAL FUNDS’ TRUSTEES AND OFFICERS

          The following table includes certain information about the TIAA-CREF Mutual Funds’ trustees and officers including positions held with the funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the funds’ disinterested trustees and the second table includes information about the funds’ officers.

DISINTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2001.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration (2001–present), Donald R. Diamond Professor of Finance, University of Arizona (1999–2001) and Karl L. Eller Professor of Finance, University of Arizona (1984–1999), Trustee of TIAA (1984–2003).	66	None

Eugene Flood, Jr. Smith Breeden Associates, Inc. Chapel Hill, NC 27617 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (2000–present) and a Director (1994– present) of Smith Breeden Associates, Inc. (investment advisor).	66	None

Howell E. Jackson Harvard Law School Griswold 510 1525 Massachusetts Avenue Cambridge, MA 02138 Age: 52	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (2004– present) and a Vice Dean for Budget (2003– present) and on the faculty (1989–present) of Harvard Law School.	66	None

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 63	Chairman of the Board of Trustees	Indefinite term. Trustee since 2001.	President and Managing Principal, Windermere Investment Associates (1997–present), Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997), Executive Vice President, U.S. Institutional Funds of the Pacific Northwest (1993–1996).	66	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

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DISINTERESTED TRUSTEES—continued

Name, Address and Age	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 72	Trustee	Indefinite term. Trustee since 2001.	Retired Partner, Debevoise & Plimpton. Partner (1970–1981, 1984–1997) and Of Counsel (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law (1994–1999) and Commissioner of the U.S. Securities and Exchange Commission (1981–1984).	66

Member of the Board of Directors of AMVESCAP, PLC (investment management), member of Board of Directors of Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (invest- ment management) and a member of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 57	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (2003–present), Chairman, OppenheimerFunds, Inc. (2000–2001), Chief Executive Officer (1995–2001), President (1991–2000) and Chief Operating Officer (1989–1995) of that firm.	66	Director, J Sainsbury plc (food retailer), Prudential plc, and International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).

James M. Poterba 17 Stults Road Belmont, MA 02478-3428 Age: 48	Trustee	Indefinite term. Trustee since April 2006.	Associate Head, Economics Department, Massachusetts Institute of Technology (MIT) (1994–2000, 2001–present), Mitsui Professor of Economics, MIT (1998–present), Program Director, National Bureau of Economic Research (2000–present).	66	None

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–present), Chairman, CEO and CIO, NCM Capital Management Group, Inc. (1991–present) and Chairman and CEO, NCM Capital Advisers Inc. (2003–present).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute Of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 60	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech (1996–present) and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech (1995–present).	66	None

OFFICERS

Name, Address and Age	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and Treasurer of Advisors, TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1998. Chief Investment Officer since 2004.

Executive Vice President since 1999 and Head of Asset Management since 2006 of TIAA and the TIAA-CREF Funds. Formerly, Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Funds (2003–2006). President and Chief Executive Officer of Investment Management and Advisors and Director of Advisors and TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-21

OFFICERS—continued

Name, Address and Age	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1999.

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, 1999–2003, and Head and Deputy Head of Global Market Risk Management, Putnam Investments, 1997–1999.

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2001.

Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Funds since 2006. President, Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Client Service, of TIAA and the TIAA-CREF Funds, 2003–2005; Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.

Russell G. Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005.

Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Funds since 2005. Director of Advisors, TPIS, Tuition Financing and TIAA-CREF Life; Manager of Investment Management and Services. Formerly, Vice President, Internal Audit of TIAA, the TIAA-CREF Funds, Advisors and Investment Management, 2004–2005; Vice President of Internal Audit of the St. Paul Travelers Companies, 2001–2004, of Quest Communications, 2000–2001, and of US WEST, Inc., 1998–2000.

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 40	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–2003; and Vice President and Head of Human Resources-Japan, Morgan Stanley, 1998–1999.

Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Executive Vice President and Acting Chief Compliance Officer	Indefinite term. Executive Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Funds, Investment Management, Tuition Financing, Advisors, and Services since 2005. Formerly, Vice President, Compliance Officer of TIAA, 2004–2005. First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division, 2001–2004, and Manager of Compliance and Regulatory Affairs, Investment Banking Division, 1993–2001, Comerica Incorporated.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2001.

Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Funds since 2006. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS; Manager of Services; President and Director of Tuition Financing. Formerly, Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds, 2000–2005; President and Chief Executive Officer, Horizon Mercy, 1996–2000.

Edward Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2006.	Executive Vice President, Institutional Client Services since 2006. Formerly, Senior Vice President, Pension Products, 2003–2006; Vice President, Support Services, 1998–2003.

B-22  |  Statement of Additional Information   TIAA-CREF Mutual Funds

EQUITY OWNERSHIP OF TIAA-CREF MUTUAL FUNDS’ TRUSTEES

          The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Mutual Funds’ trustees in the TIAA-CREF Mutual Funds and in the same family of investment companies as the TIAA-CREF Mutual Funds, as of December 31, 2005. The TIAA-CREF Mutual Funds’ family of investment companies includes TIAA-CREF Mutual Funds, CREF, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Willard T. Carleton	None	Over $100,000
Eugene Flood, Jr.	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bevis Longstreth	None	Over $100,000
Bridget Macaskill	None	Over $100,000
James M. Poterba*	N/A	N/A
Maceo K. Sloan	None	Over $100,000
Ahmed H. Zewail	None	Over $100,000

*	Prof. Poterba was elected to the board of trustees on April 3, 2006.

TRUSTEE COMPENSATION

          The following table shows the compensation received from the funds and the TIAA-CREF fund complex by each non-officer trustee for the year ended December 31, 2005. The funds’ officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.

DISINTERESTED TRUSTEES

Name	Compensation From TIAA-CREF Mutual Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation Paid From Fund Complex(1)

Willard T. Carleton	$2,494.14	$1,274.46	$122,200.00
Eugene Flood, Jr.(4)	$1,260.01	$757.33	$62,100.00
Martin J. Gruber(3)	$678.44	$258.97	$32,750.00
Howell E. Jackson(4)	$1,333.34	$757.33	$65,700.00
Nancy L. Jacob	$2,920.59	$1,274.46	$143,200.00
Bevis Longstreth(2)	$2,364.70	$1,274.46	$115,800.00
Bridget A. Macaskill	$2,440.45	$1,274.46	$119,650.00
James M. Poterba(5)	N/A	N/A	N/A
Maceo K. Sloan(2)	$2,703.97	$1,274.46	$132,500.00
Ahmed H. Zewail(2)	$1,669.52	$1,274.46	$81,800.00

(1)

Includes portion of fees attributed to service on the CREF,TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Boards, and the Management Committee of TIAA Separate Account VA-1.

(2)

This compensation, or a portion of it, was not actually paid based upon the prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year’s deferrals, a total of $615,499.13 earned across the fund complex has been deferred for prior years’ service, including interest through year-end 2005, for all current trustees who had elected to defer their compensation.

(3)	Mr. Gruber is a former trustee.

(4)	Dr. Flood and Prof. Jackson were elected to the board of trustees on August 31, 2005.

(5)	Prof. Poterba was elected to the board of trustees on April 3, 2006.

          The Board approved an increase in trustee compensation, effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Board and committee meeting fee of $1,800; an annual long-term compensation contribution of $75,000; a committee chair fee of $10,000; a Board chair fee of $15,000; and an Audit Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional CREF and TIAA annuity accounts chosen by the trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of bene-fit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-23

lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Mutual Funds’ operations:

(1)

An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit Committee has adopted a formal written charter that is available upon request. During 2005, the Audit Committee held ten meetings.

The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, Prof. Jackson and Ms. Macaskill. Mr. Sloan serves as the audit committee financial expert.

(2)

A Finance Committee, which oversees the management of the TIAA-CREF Mutual Funds’ investments subject to appropriate oversight by the full Board of Trustees. During 2005, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Jacob (chair), Dr. Carleton, Dr. Flood, Prof. Jackson, Mr. Longstreth, Ms. Macaskill, Prof. Poterba, Mr. Sloan, and Dr. Zewail.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Mutual Funds and the initiation of appropriate shareholder resolutions. During 2005, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, Prof. Poterba, and Dr. Zewail.

(4)

An Executive Committee, which generally is vested with full board powers between Board meetings on matters not specifically addressed by the full Board. During 2005, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob (chair), Mr. Longstreth, and Mr. Sloan.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which nominates certain TIAA-CREF Mutual Funds’ officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During 2005, the Nominating and Governance Committee held ten meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood, and Mr. Longstreth.

          Investors can recommend and the Nominating and Governance Committee will consider nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Mutual Funds. The Secretary’s address is: 730 Third Avenue, New York, New York 10017-3206.

PROXY VOTING POLICIES

          The TIAA-CREF Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

          As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this Statement of Additional Information.

          Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

          The funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the funds, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse himself from all decisions regarding the portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, we have adopted special proxy voting policies for that fund. We will vote the shares of the companies held in the Social Choice Equity Fund consistent with the social criteria (or screens) considered by the fund in selecting companies for inclusion in its portfolio. In cases where we are asked to vote on social matters that are not covered under the fund’s screens, we will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance and Social Responsibility.

          A report of proxies voted for the funds is made quarterly to the funds’ Board and/or the Finance Committee, noting any prox-

B-24  |  Statement of Additional Information   TIAA-CREF Mutual Funds

ies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

          An annual record of all proxy votes cast for the funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

          The list of persons or entities who own of record or are known by the fund to own beneficially, 5% or more of the outstanding shares of any of the funds, is contained in Appendix B.

          The current trustees and officers of the funds, as a group, beneficially own less than 1% of each fund’s shares.

          Any person owning more than 25% of each fund’s shares may be considered a “controlling person” of that fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

          As explained in the Prospectus, investment advisory and related services for each of the funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

          Personal Trading Policy. The TIAA-CREF Mutual Funds, Advisors and Teachers Personal Investors Services, Inc. (“TPIS”) have adopted codes of ethics under Rule 17j-1 of the 1940 Act and under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the funds, they must also generally preclear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review. These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room (call 1-202-551-8090 for more information); (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

          Advisory Fees. Advisors manages the assets of the funds pursuant to an investment management agreement. Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. During 2003, 2004 and 2005 dollar amounts of expenses for each fund, before and after the waiver, attributable to advisory fees were as follows (there are no investment advisory fees payable for the Managed Allocation Account):

	Gross			Waived			Net

	2003	2004	2005	2003	2004	2005	2003	2004	2005

International Equity Fund	$1,148,542	$1,542,698	$1,844,231	N/A	N/A	N/A	$1,148,542	$1,542,698	$1,844,231
Growth Equity Fund	$2,161,141	$2,458,675	$2,449,942	N/A	N/A	N/A	$2,161,141	$2,458,675	$2,449,942
Growth & Income Fund	$2,157,948	$2,275,187	$2,208,410	N/A	N/A	N/A	$2,157,948	$2,275,187	$2,208,410
Bond Plus Fund	$1,201,369	$1,345,320	$1,431,366	N/A	N/A	N/A	$1,201,369	$1,345,320	$1,431,366
Money Market Fund	$1,931,899	$1,757,705	$1,758,809	N/A	N/A	N/A	$1,931,899	$1,757,705	$1,758,809
Equity Index Fund	$640,253	$906,118	$919,028	N/A	N/A	N/A	$640,253	$906,118	$919,028
Social Choice Equity Fund	$188,939	$247,742	$369,374	N/A	N/A	N/A	$188,939	$247,742	$369,374
High-Yield Bond Fund	$501,788	$819,025	$947,568	N/A	N/A	N/A	$501,788	$819,025	$947,568
Short-Term Bond Fund	$543,984	$718,095	$670,457	N/A	N/A	N/A	$543,984	$718,095	$670,457
Tax-Exempt Bond Fund	$481,705	$544,481	$599,110	N/A	N/A	N/A	$481,705	$544,481	$599,110

UNDERWRITERS

          TPIS is the principal underwriter for the TIAA-CREF Mutual Funds. Shares of the TIAA-CREF Mutual Funds are offered on a continuous basis with no sales load. Pursuant to the Distribution Agreement with the TIAA-CREF Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Mutual Funds from year to year subject to approval by the funds’ Board of Trustees. Under a Distribution Compensation Agreement between TPIS and Advisors, Advisors has agreed to pay TPIS monthly for distribution of fund shares an amount equal to a 0.40% of the aggregate amount of purchase payments for shares of the funds during each month. TPIS was paid $3,815,232 for services to the funds in 2005. TPIS receives no other compensation for its activities as distributor of TIAA-CREF Mutual Fund shares. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS to provide distribution-related services to the TIAA-CREF Mutual Funds. Currently, TPIS has entered into a selling agreement with Services that permits Services to distribute the shares of the funds on a limited basis.

          Teachers Insurance and Annuity Association of America (“TIAA”), an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and of TPIS, the principal underwriter for the TIAA-CREF Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-25

underwriter, and Investment Management provides investment advisory services, to the College Retirement Equities Fund, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Mutual Funds and Advisors.

CUSTODIAN AND TRANSFER AGENT

          JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245 acts as custodian for the TIAA-CREF Mutual Funds. Pursuant to the investment management agreement between Advisors and the funds, Advisors has agreed to pay the funds’ custodian for these services.

          BFDS acts as the transfer and dividend paying agent for the funds. Pursuant to the investment management agreement between Advisors and the funds, Advisors has agreed to pay the funds’ transfer and dividend paying agent for these services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm of the TIAA-CREF Mutual Funds and has audited the funds’ financial statements for the year 2005. For prior years, a different accounting firm served as the independent registered public accounting firm for the TIAA-CREF Mutual Funds.

INFORMATION ABOUT THE FUNDS—PORTFOLIO MANAGEMENT TEAMS

          Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are based on the pre-tax investment performance of the funds and other investment vehicles the portfolio management team member manages, relative to the performance of the fund’s or other investment product’s benchmark index and peer group, for a weighted four-year period—with the most weight given to the current year (40%) followed by 25%, 20% and 15% for the preceding three years, respectively. Competitive pay in the marketplace is also considered in determining total compensation. The size of the compensation pool available to pay portfolio management team members is based on corporate performance across the TIAA-CREF organization. Investment performance, as measured against investment benchmarks and peer groups for the weighted three-year period, is one of the key performance indicators for this assessment. Net flows are a small factor (less than 5%) in this assessment; therefore, the corporate pool of dollars from which portfolio managers are compensated is minimally affected by growth of fund assets and net fund flows.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the funds they manage, as of December 31, 2005.

INTERNATIONAL EQUITY FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Yumiko Miura	3	1	$117,020	$63	$0
Christopher F. Semenuk	3	1	$117,020	$63	$1–$10,000

GROWTH EQUITY FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Susan Hirsch	3	1	$12,837	$22	$0
Gregory B. Luttrell, CFA	4	2	$12,859	$46	$50,001–$100,000

GROWTH & INCOME FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Susan Kempler	3	0	$116,598	$0	$0

B-26  |  Statement of Additional Information   TIAA-CREF Mutual Funds

Additional Information Regarding Portfolio Managers | TIAA-CREF Mutual Funds	continued

EQUITY INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	1	$139,013	$14	$0
Anne Sapp, CFA	21	1	$139,013	$14	$0

SOCIAL CHOICE EQUITY FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	1	$139,013	$14	$0
Anne Sapp, CFA	21	1	$139,013	$14	$0

MANAGED ALLOCATION FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

John M. Cunniff, CFA	7	0	$571	$0	$0
Hans L. Erickson, CFA	8	0	$116,435	$0	$0
Stephen MacDonald, CFA	7	0	$571	$0	$0
Pablo Mitchell	8	0	$12,673	$0	$0

HIGH-YIELD BOND FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Michael J. Ainge, CFA	0	1	$280	$61	$1–$10,000
Jean C. Lin, CFA	1	1	$560	$61	$0
Kevin R. Lorenz, CFA	0	2	$280	$170	$50,001–$100,000
John G. Morriss	0	1	$280	$61	$10,001–$50,000
Richard J. Tanner, CFA	0	1	$280	$61	$1–$10,000

SHORT-TERM BOND FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

John M. Cerra	5	2	$15,896	$162	$0
Richard W. Cheng	5	1	$15,896	$53	$0
Stephen Liberatore, CFA	5	2	$15,896	$162	$0
Steven Raab, CFA	5	1	$15,896	$53	$0

TAX-EXEMPT BOND FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Carmen M. Failla	0	0	$200	$0	$0
Peter Scola	0	0	$200	$0	$0

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-27

Additional Information Regarding Portfolio Managers | TIAA-CREF Mutual Funds	concluded

BOND PLUS FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

John M. Cerra	5	2	$15,896	$162	$0
Richard W. Cheng	5	1	$15,896	$53	$0
Stephen Liberatore, CFA	5	2	$15,896	$162	$0
Steven Raab, CFA	5	1	$15,896	$53	$0

MONEY MARKET FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Michael F. Ferraro, CFA	5	0	$12,641	$0	$0
Joseph P. Rolston	5	0	$12,641	$0	$0
Steve I. Traum	5	0	$$12,641	$0	$1–$10,000

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the funds may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These include:

          Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the funds and its other client accounts, and orders of its affiliated investment adviser, TIAA-CREF Investment Management, LLC, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors may also, on occasion, aggregate or “bunch” orders of TIAA pursuant to Advisors’ aggregation and allocation of orders policies. Advisors has adopted procedures to ensure that the funds are afforded equal opportunity with Advisors’ other clients or clients of its affiliates to receive investment allocations and that such allocations are provided to the funds and Advisors’ other client accounts or clients of its affiliates in a manner that is consistent with Advisors’ fiduciary obligations.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

          IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the funds, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the funds or any other client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not others.

ABOUT THE TIAA-CREF MUTUAL FUNDS AND THE SHARES

          As a Delaware statutory trust, the TIAA-CREF Mutual Funds’ operations are governed by its Declaration of Trust dated January 13, 1997, as amended (the Declaration). A copy of the TIAA-CREF Mutual Funds’ Certificate of Trust, dated January 15, 1997, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares of beneficial interest in the TIAA-CREF Mutual Funds each shareholder agrees to be bound by the Declaration, as amended from time to time.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (DSTA) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The TIAA-CREF Mutual Funds’ Declaration expressly provides that the TIAA-CREF Mutual Funds has been organized under the DSTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the TIAA-CREF Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the TIAA-CREF Mutual Funds’ shareholders could possibly be subject to personal liability.

          To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the TIAA-CREF Mutual Funds and provides that notice of

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such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the TIAA-CREF Mutual Funds or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the TIAA-CREF Mutual Funds or any series of the TIAA-CREF Mutual Funds; and (iii) provides that the TIAA-CREF Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the TIAA-CREF Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the TIAA-CREF Mutual Funds itself would be unable to meet its obligations. In the light of DSTA, the nature of the TIAA-CREF Mutual Funds’ business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration further provides that the TIAA-CREF Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the TIAA-CREF Mutual Funds. The Declaration does not authorize the TIAA-CREF Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with an investment fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the TIAA-CREF Mutual Funds. No investment fund is liable for the obligations of any other investment fund. Since the funds use a combined Prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the Prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration, the TIAA-CREF Mutual Funds are not required to hold annual meetings to elect Trustees or for other purposes, although it may choose to do so periodically. The TIAA-CREF Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Mutual Funds.

          Shares of the TIAA-CREF Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of the TIAA-CREF Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable fund).

ADDITIONAL PORTFOLIOS

          Pursuant to the Declaration, the Trustees may establish additional investment portfolios (technically “series” of shares) in the TIAA-CREF Mutual Funds. As authorized, in February 2000 the Trustees established five additional investment portfolios: the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund. Furthermore, the Trustees may establish additional funds in the future. The establishment of additional investment funds would not affect the interests of current shareholders in the existing eleven funds.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the TIAA-CREF Mutual Funds as a whole or any individual investment fund, shareholders of the affected fund are entitled to receive their proportionate share of the assets that are attributable to their shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

          The assets of the funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m.) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a fund’s net asset value is calculated.

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the pre-

TIAA-CREF Mutual Funds  Statement of Additional Information  |  B-29

vailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

DEBT SECURITIES

          Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of 1 percent from $1.00 per share. In the event such deviation should exceed 1/2 of 1 percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) with holding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund’s net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when a fund writes a call option, the amount of the premium is included in the fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from a fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

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TAX STATUS

          The following discussion of the federal tax status of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each fund to do, then under the provisions of Subchapter M of the Code the fund should have little or no liability for federal income taxes. In particular, a fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from: (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an investment in a “qualified publicly traded partnership”; and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund’s total assets may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

          If for any taxable year a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such fund’s available earnings and profits.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          As of December 31, 2005, the following funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

	Date of Expiration
	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

International Equity Fund	$—	$—	$18,960,009	$—	$—	$18,960,009
Growth Equity Fund	147,707,537	129,325,246	60,601,952	9,870,740	1,704,282	349,209,757
Growth & Income Fund	—	51,091,426	39,342,773	—	—	90,434,199
Equity Index Fund	—	—	—	—	1,895,888	1,895,888
Social Choice Equity Fund	—	691,573	—	—	—	691,573
High-Yield Bond Fund	—	692,319	3,834,466	—	—	4,526,785
Short-Term Bond Fund	—	—	—	—	2,271,167	2,271,167
Money Market Fund	—	—	1,276	—	8,935	10,211

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INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a fund’s assets to be invested within various countries is not now known. The Trust intends that each fund will operate so as to qualify for applicable treaty-reduced rates of tax.

          If a fund qualifies as a regulated investment company under the Code, and if more than 50% of the fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a fund makes such an election, an amount equal to the foreign income taxes paid by the fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a fund, the Trust will report to the shareholders of the fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable fund to recognize taxable income or gain without the concurrent receipt of cash. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses of the fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a fund, (2) could require the fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund’s books and records when the fund acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships,

B-32  |  Statement of Additional Information  TIAA-CREF Mutual Funds

trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.

DISTRIBUTIONS

          Distributions of a fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a fund’s net capital gain properly designated by a fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At the Trust’s option, the Trust may cause a fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the fund’s portfolio or undistributed taxable income of the fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that fund during such year. If the qualified dividend income received by a fund is equal to 95% (or a greater percentage) of the fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the fund will be qualified dividend income. In order to constitute qualified dividend income to the fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable fund. Little, if any, of the ordinary dividends paid by the fixed-income funds or the Money Market Fund are expected to constitute qualified dividend income. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2009. Without additional Congressional action, all of the funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to tax at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for

TIAA-CREF Mutual Funds  Statement of Additional Information  |  B-33

the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable fund. If a corporation borrows to acquire shares of a fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for more than six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same fund are purchased (including any purchase through a reinvestment of distributions from the fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% (0% for taxable years beginning after December 31, 2007) in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. These maximum rates on long-term capital gains apply to taxable years beginning before January 1, 2009. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will return to 20% (or 10% in the case of individuals investors who are in the 10% or 15% tax bracket).

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and

B-34  |  Statement of Additional Information  TIAA-CREF Mutual Funds

dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs), are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or Services for more information.

TREATMENT OF TAX-EXEMPT BOND FUND

          The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that are exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains and any distributions derived from taxable interest income, net short-term capital gains, and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax return, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

          The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (AMT), both individual and corporate. Income from securities that are a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

          Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference income earned by the fund during the period of their investment.

          A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

BROKERAGE ALLOCATION

          Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

          Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2005. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

TIAA-CREF Mutual Funds  Statement of Additional Information  |  B-35

Fund	Aggregate Amount of Commissions Paid to Firms that Provided Research Services

Equity Index Fund	$5,947
Growth & Income Fund	$234,603
Growth Equity Fund	$154,831
International Equity Fund	$133,668
Social Choice Equity Fund	$44,926

          Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company portfolios. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors’ fiduciary duty to the funds.

          The aggregate amount of brokerage commissions paid by the funds during 2003 was as follows:

Fund	Commissions

International Equity Fund	$450,431
Growth & Income Fund	$1,248,473
Growth Equity Fund	$553,258
Equity Index Fund	$38,955
Social Choice Equity Fund	$8,029

          The aggregate amount of brokerage commissions paid by the funds during 2004 was as follows:

Fund	Commissions

International Equity Fund	$312,424
Growth & Income Fund	$378,443
Growth Equity Fund	$648,907
Equity Index Fund	$17,275
Social Choice Equity Fund	$6,846
High-Yield Bond Fund	$79

          The aggregate amount of brokerage commissions paid by the funds during 2005 was as follows:

Fund	Commissions

International Equity Fund	$1,290,697
Growth & Income Fund	$987,141
Growth Equity Fund	$843,442
Equity Index Fund	$8,796
Social Choice Equity Fund	$7,438
High-Yield Bond Fund	$0

          During 2005, certain of the funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of a fund’s aggregate holdings in the securities of those entities on December 31, 2005, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Fund	Broker	Parent	Holdings (US$)

Equity Index Fund	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$1,310,305
	Merrill Lynch Pierce Fenner & Smith	Merrill Lynch & Co Inc	$1,677,333
	Lehman Brothers Inc	Lehman Brothers Holdings Inc	$923,978
	Bank of America	Bank of America	$4,891,669
	Citigroup Global Markets	Citigroup	$6,637,011
	Morgan Stanley & Co, Inc	Morgan Stanley	$1,637,119
Growth Equity Fund	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$7,198,885
Growth & Income Fund	Morgan Stanley & Co, Inc	Morgan Stanley	$4,640,311
	Citigroup Global Markets	Citigroup	$8,136,782
	Lehman Brothers Inc	Lehman Brothers Holdings Inc.	$5,276,759
	Bank of America	Bank of America	$12,745,615
Social Choice Equity Fund	JPMorgan Securities	JPMorgan Chase & Co	$2,818,704
	Merrill Lynch Pierce Fenner & Smith	Merrill Lynch & Co Inc	$1,401,063

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL:

Fund	Broker	Parent	Holdings (US$)

Equity Index Fund	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$1,310,305
Growth Equity Fund	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$7,198,885
Growth & Income Fund	Morgan Stanley & Co, Inc	Morgan Stanley	$4,640,311
Bond Plus Fund	JPMorgan Securities	JPMorgan Chase & Co	$796,797
	Morgan Stanley & Co, Inc	Morgan Stanley	$2,214,561
	Lehman Brothers Inc	Lehman Brothers Holdings Inc	$2,037,184
	Merrill Lynch Pierce Fenner & Smith	Merrill Lynch &Co Inc	$494,236
Short-Term Bond Fund	JPMorgan Securities	JPMorgan Chase & Co	$957,981

B-36  |  Statement of Additional Information   TIAA-CREF Mutual Funds

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the funds have adopted a policy prohibiting the funds to compensate brokers or dealers for the sale or promotion of fund shares by the direction of portfolio securities transactions for the funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the funds.

VOTING RIGHTS

          We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can’t attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the funds have been passed upon by George W. Madison, Executive Vice President and General Counsel of the TIAA-CREF Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, DC.

EXPERTS

          The financial statements for the year ended December 31, 2005, incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent registered certified public accountants, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing. For prior years, a different accounting firm served as the funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

          The audited financial statements for the TIAA-CREF Mutual Funds are incorporated herein by reference to the funds’ report on Form N-CSR, for the year ended December 31, 2005, which contains the Annual Report for the year ended December 31, 2005, which has been filed with the SEC and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

TIAA-CREF Mutual Funds Statement of Additional Information    |  B-37

APPENDIX A

TIAA-CREF POLICY STATEMENT
ON CORPORATE GOVERNANCE

Introduction

          Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance—both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

          TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders—the owners of the corporations—and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

          This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

          This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the marketplace and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed—a development our participation in the regulatory process helped to produce.

          This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

          Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

The Board of Directors

          The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduci-ary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

          The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

          TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

          A. Board Membership

          1. Director Independence. The board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going

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Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

          More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

          True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

          2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

          3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

          4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

          5. Disclosure of Any Monetary Arrangements. The board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

          B. Board Responsibilities

          1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

          2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

          This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

          The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

          3. Strategic Planning. The board should review the company’s strategic plan at least annually. The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-39

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

          4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation-in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

          C. Board Structure and Processes

          1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

          2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

          The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

          • Audit Committee

          The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

          • Compensation Committee

          Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

          • Corporate Governance/Nominating Committee

          The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

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Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

          3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

          4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the board-room. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

          5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

          6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

          7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

          8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

          9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

Shareholder Rights and Responsibilities

          As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

          Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

          TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

          1. Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

          2. One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

          3. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

          4. Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

          5. Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

          6. Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

TIAA-CREF Mutual Funds   Statement of Additional Information  |  B-41

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

          7. Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

          8. Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.

          9. Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

          10. Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

          11. Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

Executive Compensation

          As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1.	Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2.	Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.

3.

Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4.

In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

5.

Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.

6.

Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

          A. Equity-Based Compensation

Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

B-42  |  Statement of Additional Information   TIAA-CREF Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

1.	The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

2.

Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

3.	All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

4.

Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

5.

Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

6.

Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

          B. Fringe Benefits and Severance Agreements

Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

          More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of all SERPs should be fully disclosed.

2.	The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

3.	“Constructive credit” should be used to replicate full service credit, not exceed it.

4.

Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

5.	The total cost of all supplemental plan obligations should be estimated and disclosed.

Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

Role of Independent Advisors

          Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is

TIAA-CREF Mutual Funds  Statement of Additional Information  |  B-43

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

          If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

Governance of Companies Domiciled Outside the United States

          Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocal-ized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should—or will—adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

          As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

          TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

          As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements that provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

          TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1.	Publish full proxy materials in at least one widely read international language of importance to their body of foreign shareholders (most often this will be English).

2.

Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

3.	Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

4.	Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.

5.	Confirm, if possible, that a given shareholders’ vote has been received, and describe how that vote was recorded.

6.	Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

Social Responsibility Issues

          TIAA-CREF believes that building long-term shareholder value is consistent with directors’ giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

•	The environmental impact of the corporation’s operations and products.

•	Equal employment opportunities for all segments of the population.

•	Employee training and development.

•	Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

          In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

          This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

B-44  |  Statement of Additional Information  TIAA-CREF Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

          Environmental Resolutions

          TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

          Human Rights Resolutions

          TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

          Tobacco-Related Resolutions

          TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

          Labor Issues Resolutions

          TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

          TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

Dialogue Between TIAA-CREF and Companies

          TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past: a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

          We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

Appendix

GUIDELINES FOR ASSESSING COMPENSATION PLANS

Equity-Based Award Compensation

          When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

          A. Potential Dilution from Stock-Based Plans

          Red Flag: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

          Override: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

          Comment: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

          B. Excessive Run Rate from Actual Grants

          Red Flag: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

          Override: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

          Comment: The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

          C. Reload Options

          Red Flag: Proposal provides for granting reload options.

          Override: None.

TIAA-CREF Mutual Funds Statement of Additional Information  |  B-45

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	concluded

          Comment: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

          D. Evergreen Option Plans

          Red Flag: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

          Override: None.

          E. Option Mega Grants

          Red Flag: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

          F. Option Pricing

          Red Flag: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

          Override: None.

          G. Restricted Stock

          Red Flag: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

          Override: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

          H. Coverage

          Red Flag: Plan is limited to a small number of senior employees.

          Override: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

          I. Repricing Options

          Red Flag: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

          Override: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

          Comment: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

          J. Excess Discretion

          Red Flag: Significant terms of awards—such as coverage, option price, or type of award provided for the proposed planare not specified in the proposal.

          Override: None.

          K. Bundling

          Red Flag: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

          Override: None.

Fringe Benefits

•	Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

•

Consider on a case-by-case basis proposals for prior shareholder ratification of all “golden parachute” severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.

•	Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

B-46  |   Statement of Additional Information TIAA-CREF Mutual Funds

APPENDIX B

          As of March 31, 2006, the following persons or entities are known by the funds to hold, as record holders or beneficial owners, 5% or more of the outstanding shares of the following funds. These amounts may include beneficial ownership of more than 5% of the outstanding shares of the respective funds by persons whose interests in the shares of the respective funds are held of record by the listed entities:

SEI Private Trust Company
One Freedom Valley Drive
Oaks, PA 19456

          The following shares are held for the benefit of clients of TIAA-CREF Trust Company, FSB. If any customer individually owns 5% of more of a fund, they are also reported separately below, under their names.

International Equity Fund	14.85%

Tax-Exempt Bond Fund	10.66%

Short-Term Bond Fund	40.89%

High-Yield Bond Fund	36.35%

TIAA-CREF Trust Company, FSB (the “Trust Company”)
211 North Broadway-Suite 1000
St. Louis, MO 63102

          The majority of these shares are held for the benefit of clients of the Trust Company by SEI and are included in the ownership totals for SEI noted above. The Trust Company holds these shares in a fiduciary capacity for its clients and has investment discretion over them.

International Equity Fund	14.89%

Tax-Exempt Bond Fund	12.87%

Short-Term Bond Fund	43.84%

High-Yield Bond Fund	39.86%

University of Chicago — Retirement Plan* 956 East 58th Street Chicago, IL 60637
* These shares are also reported under the totals for SEI and the Trust Company above, because they are held through the Trust Company.
International Equity Fund	14.82%

TIAA-CREF Managed Allocation Fund 730 Third Avenue New York, NY 10017

International Equity Fund	14.00%

Growth Equity Fund	21.54%

Bond Plus Fund	40.55%

National Financial Services LLC For the Exclusive Benefit of our Customers PO Box 770001 Cincinnati, OH 45277-0033
Short-Term Bond Fund	5.07%

Social Choice Equity Fund	6.00%

Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco CA 94104-4122
High-Yield Bond Fund	14.34%

Social Choice Equity Fund	24.25%

Equity Index Fund	10.64%

TIAA-CREF Mutual Funds  Statement of Additional Information  |  B-47

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper	A10924
05/06

PART C:	OTHER INFORMATION

Item 23.	Exhibits

(a)	Declaration of Trust, as amended 2/

(b)	Bylaws 1/

(c)	N/A

(d)	Investment Management Agreement between Registrant and Teachers Advisors, Inc. (“Teachers Advisors”) 1/(as amended) and the Amendment thereto 3/

(e)	(1)	Distribution agreement between Registrant and Teachers Personal Investors Services, Inc. (“TPIS”) 1/

	(2)	Selling agreement, as amended, between TPIS and TIAA-CREF Individual & Institutional Services, Inc. 1/

	(3)	Amendment to Distribution Agreement between Registrant and Teachers Personal Investors Services, Inc., dated as of October 19, 2004 6/

(f)	(1)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended 5/

	(2)	TIAA and CREF Non-Employee Trustee and Member, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended 5/

(g)	(1)	Custodian Agreement between the Registrant, Teachers Advisors and State Street Bank and Trust 1/

	(2)	Custodian Agreement by and between the Registrant and JPMorgan Chase Bank, effective July 1, 2002 3/

(h)	(1)	Transfer Agency Agreement between State Street Bank and Trust and Teachers Advisors 1/

(i)	Opinion and Consent of George W. Madison, Esq.*

(j)	(1)	Consent of Sutherland Asbill & Brennan LLP*

	(2)	Consent of PricewaterhouseCoopers LLP *

	(3)	Consent of Ernst & Young LLP *

(k)		Omitted Financial Statements 4/

(l)	(1)	Seed Money Agreement, dated July 1, 1997, between TIAA and TIAA-CREF Mutual Funds 1/

	(2)	Seed Money Agreement, dated February 29, 2000 between TIAA and TIAA-CREF Mutual Funds 2/

(m)		N/A

(n)		N/A

(p)		Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities) 6/

1/	Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Funds' Registration Statement, filed on August 5, 1997 (File No. 333-21821).
2/	Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Funds' Registration Statement, filed on March 28, 2000 (File No. 333-21821).
3/	Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Funds' Registration Statement, filed on April 30, 2003 (File No. 333-21821).

4/	Previously filed as part of the Form N-CSR of the TIAA-CREF Mutual Funds on March 7, 2006.

5/	Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Funds' Registration Statement, filed on April 30, 2004 (File No. 333-21821).

6/	Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Funds’ Registration Statement, filed on April 29, 2005 (File No. 333-21821).
*	Filed herewith

Item 24.	Persons Controlled by or Under Common Control with the Fund

     As the ultimate parent, holding indirectly 100% of the voting securities of Advisors, investment adviser of Registrant, TIAA may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more Funds (pursuant to the Seed Money Agreement), TIAA controls Registrant. Therefore, the following persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

2 LPPA, LLC
485 Properties, LLC
730 Texas Forest Holdings, Inc.

Ataya Hardwoods, LLC
Bethesda ARC, LLC

Bethesda HARC, LLC

Bisys Crossings I, LLC
Boca 10 A & B LLC
Boca 10 C & D LLC
Boca 11 A LLC
Boca 11 B LLC
Boca 11 C & D LLC
Boca 11 E & F LLC
Boca 54 Land Associates LLC
College Credit Trust
CTG & P, LLC
DAN Properties, Inc.

GA-Buckhead, L.L.C.
IL-161 Clark Street, L.L.C.
Illinois Teachers Properties, LLC
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Light St. Partners LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.

ND Properties, Inc.
One Boston Place, LLC
One Boston Place Real Estate Investment Trust

Renewable Timber Resources, LLC

Savannah Teachers Properties, Inc.
Storage Portfolio I, LLC
T114 Properties, Inc.
T-C Sports Co., Inc.
TCAM Core Property Fund GP LLC
TCAM Core Property Fund Operating GP LLC
TCAM Core Property Fund REIT LLC

TCPC Associates, LLC

TCT Holdings, Inc.
T-Investment Properties Corp.
T-Land Corp.
Teachers Advisors, Inc.

Teachers Belvidere Properties, LLC

Teachers Boca Properties II, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.

Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers West, LLC

TIAA 485 Boca 54 LLC
TIAA 485 Clarendon, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II Member, LLC
TIAA Bay Isle Key II, LLC
TIAA Canada Retail Business Trust
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA-Fund Equities, Inc.
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial LLC
TIAA-Shenandoah, LLC
TIAA Stafford-Harrison, LLC
TIAA SF One, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA The Reserve II Member, LLC
TIAA The Reserve II, LLC

TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, LLC

TIAA-CREF Insurance Agency, LLC
TIAA-CREF International Investments Limited

TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.

TREA 10 Schalks Crossing Road, LLC

TREA Wilshire Rodeo, LLC

WA-WTC, L.L.C.
WRC Properties, Inc.

Notes

(1):	All subsidiaries are Delaware entities except as follows:

	a)	Maryland entities: Light Street Partners, LLP, and One Boston Place Real Estate Investment Trust

	b)	New York entities: College Credit Trust and TIAA-CREF Life Insurance Company

	c)	Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc.

	d)	TIAA-CREF Trust Company, FSB is a Federal Savings Bank

	e)	TIAA-CREF International Investments Limited was formed in Jersey Channel Islands.

(2):	ND Properties, Inc. wholly or partially owns interests in four Delaware entities and fourteen foreign entities.

Item 25.	Indemnification

     As a Delaware statutory trust, Registrant's operations are governed by its Declaration of Trust dated January 15, 1997 (the "Declaration of Trust"). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "DSTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Registrant property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("Securities Act") may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

     Teachers Advisors also provides investment management services to TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1. The Directors of Advisors are Mary E. Beams, Brian Bohaty, Jamie DePeau, Scott C. Evans, Nancy Heller, Erwin W. Martens and Russell G. Noles who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned subsidiary of TIAA and an investment adviser.

Item 27.	Principal Underwriters

     TPIS may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28.	Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

Item 29.	Management Services

     Not applicable.

Item 30.	Undertakings

     Not applicable.

SIGNATURES

      Pursuant to the requirements of the Investment Company Act of 1940, the registrant, TIAA-CREF Mutual Funds, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 28th day of April, 2006.

TIAA-CREF Mutual Funds

By	/s/ Scott Evans
Scott Evans
Executive Vice President and Principal
Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Scott Evans	Executive Vice President (Principal	April 28, 2006
Scott Evans	Executive Officer)

/s/ Russell Noles	Vice President and Acting Chief Financial	April 28, 2006
Russell Noles	Officer (Principal Financial and Accounting
Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	4/28/06	*	4/28/06

Willard T. Carleton		Bridget A. Macaskill

*	4/28/06	*	4/28/06

Eugene Flood, Jr.		James M. Poterba

*	4/28/06	*	4/28/06

Howell E Jackson		Maceo K. Sloan

*	4/28/06	*	4/28/06

Nancy L. Jacob		Ahmed H. Zewail

*	4/28/06

Bevis Longstreth
4/28/06

* /s/ Stewart P. Greene

Stewart P. Greene
Signed by Stewart P. Greene as attorney-in-fact pursuant to powers of attorney filed herewith.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Willard T. Carleton a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Willard T. Carleton

Willard T. Carleton

State of New York	)
) ss.
County of New York	)

     SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Willard T. Carleton, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that Eugene Flood, Jr. a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 3, 2006	/s/ Eugene Flood, Jr.

Eugene Flood, Jr.

State of New York	)
) ss.
County of New York	)

      SUBSCRIBED AND SWORN to before me this 3rd day of April, by Eugene Flood, Jr., who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that Howell E. Jackson a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 3, 2006	/s/ Howell E. Jackson

Howell E. Jackson

State of New York	)
) ss.
County of New York	)

      SUBSCRIBED AND SWORN to before me this 3rd day of April, 2006 by Howell E. Jackson, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Nancy L. Jacob a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Nancy L. Jacob

Nancy L. Jacob

State of New York	)
) ss.
County of New York	)

     SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Nancy L. Jacob, who I have identified to be the person who signs herein.
/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Bevis Longstreth a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Bevis Longstreth

Bevis Longstreth

State of New York	)
) ss.
County of New York	)

     SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Bevis Longstreth, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Bridget A. Macaskill a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Bridget A. Macaskill

Bridget A. Macaskill

State of New York	)
) ss.
County of New York	)

     SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Bridget A. Macaskill, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that James M. Poterba a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, E. Laverne Jones or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 3, 2006	/s/ James M. Poterba

James M. Poterba

State of New York	)
) ss.
County of New York	)

      SUBSCRIBED AND SWORN to before me this 3rd day of April, 2006 by James M. Poterba, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Maceo K. Sloan a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: April 21, 2004	/s/ Maceo K. Sloan

Maceo K. Sloan

State of New York	)
) ss.
County of New York	)

SUBSCRIBED AND SWORN to before me this 21st day of April, 2004, by Maceo K. Sloan, who I have identified to be the person who signs herein.

/s/ Mark L. Serlen

NOTARY PUBLIC

My Commission Expires: July 6, 2006

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Ahmed H. Zewail a member of the Board of Trustees of the companies, trusts, and separate accounts listed on Exhibit A (collectively the "Companies"), whose signature appears below, constitutes and appoints George Madison, Lisa Snow, or Stewart P. Greene, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his or her name to any registration statement or periodic report filed with the Securities and Exchange Commission, any amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or periodic report.

     I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

Date: October 19, 2004	/s/ Ahmed H. Zewail

Ahmed H. Zewail

State of New York	)
) ss.
County of New York	)

     SUBSCRIBED AND SWORN to before me this 19th day of October, 2004, by Ahmed H. Zewail, who I have identified to be the person who signs herein.

/s/ Ivy L. Wong

NOTARY PUBLIC

My Commission Expires: February 12, 2007

EXHIBIT A

College Retirement Equities Fund
TIAA-CREF Mutual Funds
TIAA-CREF Institutional Mutual Funds
TIAA-CREF Life Funds
TIAA Separate Account VA-1

EXHIBIT INDEX

(i)		Opinion and Consent of George W. Madison, Esq.

(j)	(1)	Consent of Sutherland Asbill & Brennan LLP

(j)	(2)	Consent of PricewaterhouseCoopers LLP

(j)	(3)	Consent of Ernst & Young LLP